                            Schedule 14A Information
                                 Proxy Statement
        Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.__)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
      [ ]  Preliminary Proxy Statement
      [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      [X]  Definitive Proxy Statement
      [ ]  Definitive Additional Materials
      [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
           Section 240.14a-12

                          Daleco Resources Corporation
                             120 North Church Street
                        West Chester, Pennsylvania, 19087
                           Telephone No.: 610-4291258
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing Fee (Check the appropriate box):

      [X]  No fee required.

      [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.
           1) Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------
           2) Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------
           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------
           4) Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------
           5) Total fee paid:

              ------------------------------------------------------------------

      [ ]  Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           1) Amount Previously Paid:

              ------------------------------------------------------------------
           2) Form, Schedule or Registration Statement No.:

              ------------------------------------------------------------------
           3) Filing Party:
              C. Warren Trainor, Esq.
              Ehmann, Van Denbergh & Trainor, P.C.
              Two Penn Center Plaza, Suite 725, Philadelphia, Pennsylvania 19102
              ------------------------------------------------------------------

           4) Date Filed:
              February 5, 2002
              ------------------------------------------------------------------

                          DALECO RESOURCES CORPORATION
                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS


                                                                February 4, 2002


                  NOTICE IS HEREBY given that the Annual Meeting of the Shareholders of DALECO RESOURCES CORPORATION (the "Corporation") will be held on February 28, 2002, at the Holiday Inn West Chester, 943 South High Street, West Chester, Pennsylvania 19382, at 10:00 a.m. local time, to consider and take action upon the following matters:

(1)  election of Directors of the Corporation;

(2) the increase the authorized shares of Common Stock of the Company from 20,000,000 to 50,000,000 shares, par value $0.01;

(3) the change of the State of incorporation of the Company from the State of Delaware to the State of Nevada;

(4) ratification of Jay J. Shapiro as the Company's independent accountant for Fiscal Year 2002; and

(5)  such other matters as may properly come before the meeting.

         Stockholders of record at the close of business on January 9, 2002 ("Record Date"), will be entitled to vote at the meeting. On the Record Date there were 16,337,614 shares of Common Stock and 8,000 shares of Series A Preferred Stock issued, outstanding and entitled to vote at the Annual Meeting.

         A complete list of Stockholders entitled to vote at the meeting will be kept at the offices of the Company, 120 North Church Street, West Chester, Pennsylvania 19380 and Suite 290, 10350 Santa Monica Blvd. Los Angeles, CA 90025, for examination by any Stockholder, during ordinary business hours, for a period of not less than ten (10) days prior to the meeting.

         Attached to this Notice is a form of such Proxy which should be returned, if you elect to use it, not later than 10:00 A.M., Eastern Time on February 26, 2002 to the stock transfer agent of the Company, StockTrans, Inc., 44 West Lancaster Avenue, Ardmore, PA 19003.

                                       By Order of the Board of Directors


                                       Gary J. Novinskie
                                       ------------------------------
                                       President


IMPORTANT:   PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE
----------   SELF-ADDRESSED RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS
             PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL
             MEETING. IF LATER YOU DESIRE TO REVOKE YOUR PROXY FOR ANY REASON,
             YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY
             STATEMENT.

                          DALECO RESOURCES CORPORATION
                             120 North Church Street
                        West Chester, Pennsylvania 19380

                                 PROXY STATEMENT

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD February 28, 2002

         This PROXY STATEMENT is furnished to the Stockholders of Daleco Resources Corporation (the "Company") in connection with the solicitation of the accompanying proxy by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") and any adjournment thereof. The Annual Meeting will be held on February 28, 2002, at the Holiday Inn West Chester, 943 South High Street, West Chester, Pennsylvania 19382, at 10:00 a.m. local time.

         The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to stockholders is February 6, 2002.


                              STOCKHOLDER PROPOSALS

         Stockholders desiring to present proposals for consideration at the Company's next annual meeting of stockholders must have their proposal received by the Company no later than September 1, 2002 to be considered for inclusion in the Company's Proxy Statement and proxy card for such meeting. Should any proposal be submitted after September 1, 2002, then it may be omitted by the Company from the proxy statement and proxy relating to that meeting.


                                     VOTING

General

         The securities which can be voted at the Annual Meeting consist of shares of Common Stock, par value $0.01 per share (the "Common Stock") and the Series A Preferred Stock, par value $0.01 per share, with each share entitling its owner to one vote on each matter submitted to the Stockholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is January 9, 2002 (the "Record Date"). On the Record Date, 16,337,614 shares of Common Stock were outstanding and eligible to vote at the Annual Meeting. (Hereinafter the Common Stock and Series A Preferred Stock are sometimes collectively referred to as the "Voting Stock").

Quorum and Vote Required

         The presence, in person or by proxy, of A MAJORITY of the outstanding shares of the Voting Stock is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of a majority of the shares of the Voting Stock represented in person or by proxy at the Annual Meeting is required to pass any matter put to a vote at the Annual Meeting.

         When voting by proxy, holders of the Voting Stock ("Stockholders") should specify their election as to each matter to be voted upon. If no specific instructions are given with regard to the matter to be voted upon, the shares represented by a signed proxy card will be voted "FOR" that matter.

         Any Stockholder delivering a proxy has the power to revoke same at any time before it is voted by giving written notice to the Secretary of the Company, by executing and delivering to the Secretary of the Company a proxy card bearing a later date or by voting in person at the Annual Meeting.

         With regard to the election of directors, votes may be cast in favor of or withheld from any or all nominees. Votes that are withheld and abstentions will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum.

         Brokers who hold shares in street name for customers have the authority under the rules of the various stock exchanges to vote on certain issues when they have not received instructions from beneficial owners. The Company believes that brokers that do not receive instructions are entitled to vote those shares with respect to the election of directors but not with respect to the remaining proposals. Shares not voted by brokers under such circumstances are referred to as "broker non-votes". Broker non-votes will not be counted as votes cast on a proposal and will have no effect on matters to be voted upon.

         Execution of the accompanying proxy will not affect a Stockholder's right to attend the meeting and vote in person. Any shareholder giving a proxy has the right to revoke it by giving written notice of revocation to the Secretary of the Company, or by delivering a subsequently executed proxy card, at any time before the proxy is voted.

         In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors, offices and employees in person and by telephone. Brokerage firms, nominees, custodians, and fiduciaries may also be requested to forward proxy materials to the beneficial owners of shares held of record by them. All expenses incurred in connection with the Annual Meeting will be borne by the Company.


                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth information, as of January 9, 2002 regarding the ownership of the Company's Common Stock and Series A Preferred Stock by each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company's Voting Stock, as set forth on such person's filings with the Securities and Exchange Commission and the records of the Company.

==================================================================================================================
                                                                               AMOUNT OF
                                                                              BENEFICIAL             PERCENT
      CLASS OF                                                                 OWNERSHIP            OF CLASS
       STOCK                        PRINCIPAL SHAREHOLDER                      (SHARES)                (%)
------------------------------------------------------------------------------------------------------------------
       Common          Terra Silex Holdings, LLC                             3,542,928(1)            11.55%
------------------------------------------------------------------------------------------------------------------
       Common          Sumitomo Corporation of America                       2,880,000(2)              9.4%
------------------------------------------------------------------------------------------------------------------
 Series A Preferred    Daniel Kane, as Trustee under Agreement dated             4,000(3)               50%
                       April 6, 1989 for the benefit of Daniel Kane
------------------------------------------------------------------------------------------------------------------
 Series A Preferred    Stanley B. Kane, as Trustee under Agreement               4,000(3)               50%
                       dated March 14, 1989 for the benefit of Stanley
                       B. Kane
==================================================================================================================

(1) The common stock held by Terra Silex Holdings, LLC ("Terra Silex"), includes 2,527,928 shares of which 800,000 were acquired through the exercise of Tranche One and Two under Terra Silex's Stock Purchase Agreement dated September 20, 2001 ("Terra Silex SPA") with the Company, at a price of $1.25 per share. Terra Silex has until February 15, 2002 to fund Tranche Three under the Terra Silex SPA for 1,000,000 shares at $1.25 per share. Two individuals who are members of Terra Silex, one of whom is Leon Prince a director of the Company (See Security Ownership of Management), acquired 1,000,000 shares from an officer of 16/6, Inc., a wholly owned subsidiary of the Company. 225,000 shares were acquired by Terra Silex on the open market. Terra Silex also has a warrant for 500,000 shares at $1.25 which expires the close of business on December 31, 2006. As a result of the sale of stock to SCOA, Terra Silex acquired the right to and did purchase on December 14, 2001 an additional 17,728 shares at $1.25 per share.

(2) Sumitomo Corporation of America ("SCOA") acquired 640,000 shares of common stock pursuant to its Stock Purchase Agreement with the Company dated as of November 16, 2001 ("SCOA SPA"). The common stock was purchased at a price of $1.25 per share. Under the SCOA SPA, SCOA also received warrants for 1,701,000 shares at exercise prices ranging from $2.00 to $3.00 per share. The warrants expire the close of business on November 15, 2006. SCOA also received warrants for 540,000 shares, at exercise prices ranging from $2.00 to $3.00 per share under a Master Distribution and Marketing Agreement with the Company dated as of November 16,2001.

(3) The Series A Preferred Stock owned by Daniel Kane, as Trustee under Agreement dated April 6, 1989 for the benefit of Daniel Kane and Stanley B. Kane, as Trustee under Agreement dated March 14, 1989 for the benefit of Stanley B. Kane were acquired by them through a Loan Conversion Agreement dated August 22, 1997 by which the Kanes converted an $800,000 loan to the Company into 8,000 shares of Series A Preferred Stock. The Series A Preferred Stock has a stated value of $50.00 per share, and is entitled to one vote per share.


                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information as of January 9, 2002 regarding the Security Ownership of Management.(1)

==================================================================================================================
                                                                               AMOUNT OF             PERCENT
      CLASS OF                          NAME, AGE AND POSITION                BENEFICIAL            OF CLASS
       STOCK                               WITH THE COMPANY                    OWNERSHIP               (%)
                                                                               (SHARES)
------------------------------------------------------------------------------------------------------------------
       Common          Dov Amir (77) (2)
                       Chairman of the Board of Directors                      2,144,932              7.03%
                       and Chief Executive Officer
------------------------------------------------------------------------------------------------------------------
       Common          Gary J. Novinskie (51) (3)
                       Director, President and                                 1,594,668              5.23%
                       Chief Operating Officer
------------------------------------------------------------------------------------------------------------------
       Common          C. Warren Trainor (56) (4)                               575,955               1.88%
                       Director
------------------------------------------------------------------------------------------------------------------
       Common          Robert E. Martin (73) (5)                               2,730,000              8.95%
                       Director
------------------------------------------------------------------------------------------------------------------
       Common          Leone Prince (86) (6)                                   3,542,928             11.62%
                       Director
------------------------------------------------------------------------------------------------------------------
       Common          Robert G. Graustein (50) (7)                            2,880,000              9.4%
                       Director
------------------------------------------------------------------------------------------------------------------
       Common          All Directors and Officers of the(8)                   13,468,483             44.17%
                       Company as a Group
==================================================================================================================

(1) On January 7, 2002, Mr. David F. Lincoln resigned as an Officer and Director of the Company. Mr. Lincoln had been the Vice Chairman of the Board of Directors and a Vice President of the Company since September 1996, when the Company acquired Deven Resources, Inc., of which Mr. Lincoln was the President and a Director. Mr. Lincoln owns 190,500 shares of stock and holds warrants for 18,182 shares at $.55 per share which warrants expire on November 20, 2005.

(2) The stock ownership of Mr. Amir includes: 184,297 shares owned directly; 73 shares owned by the Amir Family Trust, dated May 13, 1991; and warrants for 45,455 shares at $.55 which expire November 20, 2005, and options for

     1,000,000 shares at 25(cent) per share, which expires September 2005. On March 27, 2000, Mr. Amir acquired 8,000 shares of Series A 8% Cumulative Preferred Stock, face value $50.00 per share. The Series A Preferred Stock was converted into 408,163 common stock on a dollar for dollar basis. Mr. Amir received an additional 500,000 shares under an employment agreement with the Company which vest over three years and a signing bonus of $50,000, $25,000 of which is to be paid in common stock on or before June 30, 2002, at a price equal to the average closing price for the common stock for the five business days preceding the date of issuance. The employment agreement with Mr. Amir was required as a condition precedent to the closing of the SCOA SPA. (See Election of Directors--Business Experience.)

(3) The stock ownership of Mr. Novinskie includes: options to purchase 80,000 at $2.1875 which expire on November 12, 2002,, and options for 1,000,000 shares at $.25 which expires September 2005. Mr. Novinskie received an additional 500,000 shares under an employ agreement with the Company which vest over three years and a signing bonus of $50,000, $25,000 of which is to be paid in common stock on or before June 30, 2002, at a price equal to the average closing price for the common stock for the five business days preceding the date of issuance. The employment agreement with Mr. Novinskie was required as a condition precedent to the closing of the SCOA SPA. (See Election of Directors--Business Experience.)

(4) The stock ownership of Mr. Trainor consists of 500 shares owned by him directly, options to purchase 30,000 shares at $2.1875 which expire November 12, 2002, and options for 500,000 shares at $.25 which expire September 2005. The 500,000 options were part of options for 1,000,000 shares held by FRW, LLC, a limited liability company ("FRW") of which Mr. Trainor was a member. The options were distributed to Mr. Trainor by FRW. The distribution from FRW, LLC was retroactive to September 18, 2000, the date of initial issuance. FRW, LLC distributed the remaining 500,000 shares to its other members. Mr. Trainor has no interest in any other asset of FRW, LLC. Mr. Trainor's wife has warrants for 45,455 shares at $.55 per share which expire on November 20, 2005. These warrants are attached to a loan made by Mrs. Trainor to the Company in July 1998. (See Election of Directors--Business Experience.)

(5) The stock ownership of Mr. Martin consists of 1,680,000 shares acquired by him through the acquisition of Clean Age Minerals, Incorporated in September 2000. Mr. Martin also received a signing bonus of 50,000 shares of stock effective October 1, 2001 upon the execution of his Key Man Employment Agreement. The Kay Man Agreement with Mr. Martin was required as a condition precedent to the closing of the SCOA SPA. Under the Key Man Agreement, Mr. Martin also received options for 1,000,000 shares, which options vest equally over the three year life of this Key Man Agreement. (See Election of Directors--Business Experience.)

(6) The shares of common stock attributed to Mr. Prince consist of 515,000 shares owned by him personally and those 2,527,928 shares held by Terra Silex Holdings, LLC of which he is a member. (See Principal Holders of Voting Securities.) Under the Terra Silex Stock Purchase Agreement ("Terra Silex SPA"), Terra Silex was entitled to nominate one director upon the execution of the Agreement. Mr. Prince was the director nominated by Terra Silex and was appointed to the Board of Directors on September 20, 2001. (See Election of Directors--Business Experience.)

(7) The common stock attributable to Mr. Graustein consists solely of the common stock held by Sumitomo Corporation of America of which he is a Senior Vice President (See Principal Holders of Voting Securities). Mr. Graustein disclaims beneficial ownership of these shares. (See Election of Directors--Business Experience.)

(8)  This group consists of seven persons.

Section 16(a) Compliance

         Based solely upon a review of Forms 3 and 4 during the fiscal year ending September 30, 2001, there were no late filing of reports by any party required to have filed same. The Company received no Form 5's filed by any party.

          The Current Executive Officers of the Company are as follows:

=================================================================================================================

          NAME AND AGE                                                        OFFICE HELD
-----------------------------------------------------------------------------------------------------------------
Dov Amir (77)                              Chairman of the Board and Chief Executive Officer (1)
-----------------------------------------------------------------------------------------------------------------

Gary J. Novinskie (51)                     President and Chief Operating Officer and Director (1)
-----------------------------------------------------------------------------------------------------------------

Jody Spencer (57)                          Secretary
=================================================================================================================

(1) See "SECURITY OWNERSHIP OF MANAGEMENT" and "Election of Directors--Business Experience" for positions held and experience.


                              ELECTION OF DIRECTORS

         The current Board of Directors consists of six (6) directors who were elected or appointed to serve for a period of one (1) year or until their successors are elected and qualified. The directors elected at the Annual Meeting and who qualify to serve will serve until their successors can be elected at the Annual Meeting to be held in 2003. The Board of Directors has authorized an increase in the number of authorized directors to nine (9), although only management is nominating only six (6) persons for election to the Board of Directors.

         Under the provisions of the acquisition of Clean Age Minerals, Incorporated ("CAMI") in September 2000, the former shareholders of CAMI are entitled to nominate two directors for appointment to the Company's Board of Directors. Mr. Martin was the first nominee and has served as a Director since September 2000. The shareholders of CAMI have the right to nominate one more director.

         Under the provisions of the Terra Silex SPA, upon funding of the First Tranche Terra Silex was entitled to nominate one person to serve as a Director of the Company. Mr. Leon Prince was that person and he has been serving as a director since his appointment in September 2001. Should Terra Silex fund the Third Tranche, than it will be entitled to nominate one (1) additional Director to the Board.

         Under the SCOA SPA, SCOA was entitled to nominate one (1) person to serve as a director of the Company. Mr. Graustein has served as SCOA's nominee since November 30, 2001. Upon SCOA's acquisition of a total of 1,500,000 shares under the SCOA SPA through the exercise of warrants, SCOA is entitled to nominate another person to serve as a director of the Company.

         Should each party entitled to appoint an additional director do so (assuming compliance with all conditions precedent for Terra Silex and SCOA), the Board would consist of nine (9) persons who would serve until their successors are elected and qualified.

Required Vote

         The shares represented by the enclosed proxy will be voted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted "FOR" the election of the nominees listed below. All of the nominees are now members of the Board of Directors. If any nominee becomes unavailable for any reason or if another vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted by the holders of such proxy in their sole discretion. The Board of Directors recommends that the Stockholders vote "FOR" the nominees.


                   SECURITY OWNERSHIP OF MANAGEMENT'S NOMINEES


==================================================================================================================
                                                                               AMOUNT OF             PERCENT
      CLASS OF                          NAME, AGE AND POSITION                BENEFICIAL            OF CLASS
       STOCK                               WITH THE COMPANY                    OWNERSHIP               (%)
                                                                               (SHARES)
------------------------------------------------------------------------------------------------------------------
       Common          Dov Amir (77) (1)
                       Chairman of the Board of Directors                      2,144,932              7.03%
                       and Chief Executive Officer
------------------------------------------------------------------------------------------------------------------
       Common          Robert E. Martin (73) (1)                               2,730,000              8.91%
                       Director
------------------------------------------------------------------------------------------------------------------
       Common          Gary J. Novinskie (51) (1)
                       Director, President and                                 1,594,668              5.23%
                       Chief Operating Officer
------------------------------------------------------------------------------------------------------------------
       Common          Leone Prince (86) (1)                                   3,542,928             11.62%
                       Director
------------------------------------------------------------------------------------------------------------------
       Common          Robert G. Graustein (50) (1)                            2,880,000              9.4%
                       Director
------------------------------------------------------------------------------------------------------------------
       Common          C. Warren Trainor (56) (1)                               575,955               1.88%
                       Director
==================================================================================================================


(1)  See "SECURITY OWNERSHIP OF MANAGEMENT" and the footnotes thereto.


Nominees

         Set forth below is certain information about each of the persons nominated by Management to be Directors of the Company including the name, age, principal occupation, business experience and length of service as a Director of the Company:

Business Experience

Dov Amir (77)

         Mr. Amir is the Chairman of the Board of Directors and Chief Executive Officer of the Company. Mr. Amir has been an officer and director of the Company since 1977, having previously held the position of President and Director. Mr. Amir is the Vice President and Director of Haly Corporation. Prior to joining the Company, Mr. Amir was involved in the development of natural resources and economic development projects in the United States, Africa, South America and Europe both in the capacity of a corporate executive and as a consultant. Mr. Amir holds a B.S. degree in Petroleum Engineering, Cum Laude and M.S. degree in Petroleum Engineering and Economics from the University of Southern California as well as post graduate courses in management and finance at USC and UCLA.

Gary J. Novinskie (51)

         Mr. Novinskie is a Director, President and Chief Operating Officer of the Company. Mr. Novinskie was previously the Chief Operating Officer of Deven Resources, Inc. and assumed his new duties with the Company in October 1996. Prior to his employment with Deven Resources, Inc. Mr. Novinskie was a Vice President of Broad Street Financial Company, a privately held holding company in Columbus, Ohio for four (4) years. Mr. Novinskie also served as the President of

Omni Exploration, Inc., a public oil and gas company for seven (7) years. Mr. Novinskie holds a B.S. from Penn State University in Petroleum and National Gas Engineering, and an M.B.A from Case Western Reserve University, majoring in Banking and Financing.

Robert E. Martin (73)

         Mr. Martin was appointed as a Director in September, 2000 after the Company acquired Clean Age Minerals, Incorporated, a Nevada corporation, ("CAMI"), on September 19, 2000, through a merger with the Company's subsidiary, Strategic Minerals, Inc., a Nevada corporation. Mr. Martin was President of CA Properties, Inc., a subsidiary of CAMI from 1994 until the merger. After the merger he was appointed as the President of Strategic Minerals, Inc., Lone Star Minerals, Inc., a Nevada corporation, and Matrix-Loc, Inc., a Texas corporation, both of which are subsidiaries of Strategic Minerals, Inc. and continues to served as the President of CA Properties, Inc. Mr. Martin is a graduate of Park University, obtained a Master's degree equivalent in Electrical Engineering through a joint program between the US Air Force and the University of Denver, attended Tulsa University Law School at nights for 2 1/2 years and did post graduate work at Oklahoma State University and the University of Oklahoma. Mr. Martin previously was the a Regional Vice President for Kaiser Aluminum, Vice President Sale and Executive Vice President for Lively Equipment Company, and the owner of R.E. Martin Investments and R.E. Martin Sales. Mr. Martin is a retired Brigadier General in the Air Force Reserve.

Leon Prince (86)

         Mr. Prince was appointed as a Director in September 2001 as part of a Stock Purchase Agreement with Terra Silex Holdings, LLC, ("Terra Silex") ("Terra Silex Agreement"). Under the Terra Silex Agreement the parties are entitled to have one representative appointed to the Company's Board of Directors. Mr. Prince is Terra Silex's designee to the Board. Mr. Prince has been retired since 1983 and since that time has been principally engaged in managing his own investments.

Robert E. Graustein (50)

         Mr. Graustein was appointed as a Director in November 2001 in connection with a Stock Purchase Agreement with Sumitomo Corporation of America ("SCOA") ("SCOA SPA"). Under the SCOA SPA, the parties are entitled to have one representative appointed to the Company's Board of Directors. Mr. Graustein is SCOA's designee to the Board. Mr. Graustein is Senior Vice President & General Manager, Corporate Business Development, Sumitomo Corporation of America, New York, New York 10016.

C. Warren Trainor (56)

         Mr. Trainor has been a Director since October 1996. As a partner with the law firm of Ehmann, Van Denbergh & Trainor, P.C., located in Philadelphia, Pennsylvania, concentrating in Business, Energy and Mineral Law, Mr. Trainor is general counsel to the Company. Previously, Mr. Trainor served as a Director of Deven Resources, Inc. Mr. Trainor has a B.S. from the United States Military Academy in 1967 and a J.D. from Villanova University Law School in 1972.

Committees of the Board of Directors

         Audit Committee: The following persons are currently serving as the Audit Committee:

                               Gary J. Novinskie
                               C. Warren Trainor

         There has been one meeting of the Audit Committee at which the Company's accountants for Fiscal 2001 were recommended for consideration of the Board of Directors and the Audited Financial Statements for Fiscal Year 2001 were reviewed with the Company's accountant Jay Shapiro, CPA. The Audit Committee's responsibilities include; reviewing and reporting to the Board of Directors on the appropriateness of the Company's accounting policies, the adequacy of financial controls and the reliability of the Company's financial information reported to the public; recommending independent accountants for appointment by the Board; reviewing and approving audit plans, reviewing and approving the Company's annual report on Form 10-KSB, and advising the Board concerning the work of the Company's independent accountants. It is anticipated that new members will be appointed at the Annual Meeting of the Board of Directors immediately following the Annual Meeting of shareholders.

         Compensation Committee: The following persons are currently serving as the Compensation Committee:

                               David F. Lincoln
                               C. Warren Trainor

         There was one meeting of the Compensation Committee in Fiscal 2001. The Compensation Committee's responsibilities include the recommendation to the Board of Directors on the salaries and other compensation appropriate for the officers of the Company. It is anticipated that new members will be appointed at the Annual Meeting of the Board of Directors immediately following the Annual Meeting of shareholders.

         Executive Committee: The following persons are currently serving as the Executive Committee:

                                    Dov Amir
                               Gary J. Novinskie
                               C. Warren Trainor

         There have been nine (9) meetings of the Executive Committee since its formation. The function of the Committee is to exercise the authority of the Board of Directors in the management of the business of the Company between regular meetings of the Board of Directors. It is anticipated that new members will be appointed at the Annual Meeting of the Board of Directors immediately following the Annual Meeting of shareholders.

Meetings of the Board of Directors

         During the Company's fiscal year ended September 30, 2001, the Company held three (3) meetings of the Board of Directors. Each director other than Mr. Lincoln attended 100% of the meetings. Mr. Lincoln attended no meetings during Fiscal 2001.


             INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Required Vote

         The shares represented by the enclosed proxy will be voted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted "FOR" the Increase in the Authorized Shares of Common Stock. The Board of Directors recommends that the Stockholders vote "FOR" the Increase in the Authorized Shares of Common Stock. The vote of a majority of the shares voted at the meeting is required for the approval of this proposal.

         On February 14, 1998, the Shareholders of the Company approved a ten for one stock split, and a resulting reduction in the number of authorized shares of common stock, 20,000,000, and preferred stock, 10,000,000.

         As a result of the acquisition of Clean Age Minerals, Incorporated ("CAMI") in September 2000, and the stock purchase agreements by and among the Company and Terra Silex Holdings, LLC dated September 20, 2001, and the Company and Sumitomo Corporation of America dated November 16, 2001, the Company is quickly exhausting the authorized shares of common stock available.

         As of the date of this Proxy Statement, out of the 20,000,000 shares authorized, there are 16,778,790 shares of common stock issued and outstanding, and 31,492,875 shares on a fully diluted basis, that is as though all options and warrants outstanding were exercised.

         This results in the Company having little if any common stock with which to raise capital, for the acquisition of other entities, the satisfaction of debt or as payment for services.

         Management believes that it would be in the best interest of the Company to increase the number of authorized shares from 20,000,000 to 50,000,000. This will provide the Company with a sufficient number of shares to meet future needs, and allow for a degree of flexibility for the use of stock to raise additional capital for the Company, for the use in conjunction with additional acquisitions or for other valid corporate purposes. At present, Management of the Company has not entered into any agreement for which additional shares would be required, other than to insure the presence of adequate shares to meet existing outstanding warrants and options, which total in the aggregate 9,218,987 shares.

         The Amendment will be affected by means of filing the Certificate of Amendment with the Delaware Secretary of State. The effective date ("Effective Date") of the Increase in Number of Authorized Shares of Common Stock shall be the date of the Annual Meeting. The Certificate of Amendment will be filed with the Secretary of State of Delaware as of the Effective Date. This filing will not alter or otherwise affect the number of shares owed by each Shareholder or represented by a Shareholder's stock certificate. A copy of the Certificate of Amendment is attached hereto as Appendix "A".

         Management recommends that the Shareholders vote FOR the amendment of the Company's Articles of Incorporation to increase the number of authorized shares of common stock to 50,000,000 shares.

      The shares represented by the enclosed proxy will be voted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted "FOR" the increase in the number of authorized shares.

                              RELOCATION TO NEVADA

Required Vote

         The shares represented by the enclosed proxy will be voted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be vote "FOR" the Relocation of the Company to Nevada. The Board of Directors recommends that the Stockholders vote "FOR" the Relocation of the Company to Nevada. The vote of a majority of the shares voted at the meeting is required for the approval of this proposal.

         Management of the Company proposes that the Company change its state of domestication from Delaware to Nevada. The reason for this change is quite simple--to reduce the number of states in which the Company and it subsidiaries are operating, qualified and reduce the Company's taxes. Other than being a "Delaware corporation" the Company is doing no business in the State of Delaware. A number of the Company's subsidiaries (Westlands Resources Corporation, Strategic Minerals, Inc. CA Properties and Lone Star Mineral, Inc.)

are Nevada corporations.(1) Presently, the Company is paying an annual franchise tax in the State of Delaware of approximately $42,000 for the privilege of being a Delaware corporation. The State of Nevada has no comparable tax. With the approval of the increase in the authorized shares of capital stock it is expected that the annual franchise tax will increase.

         The domestication of the Company in the State of Nevada would be accomplished through the merger of the Company with a new Nevada corporation, Daleco Resources Corporation of Nevada ("New Daleco"). New Daleco would be the surviving entity and would continue to do business under the name of Daleco Resources Corporation. There would be no change in ownership of New Daleco from the old Delaware corporation ("Old Daleco"), with the current shareholders owning the same percentage and number of shares in New Daleco as they do in Old Daleco.

         The by-laws of the New Daleco shall be identical for all purposes to those of the Old Daleco other than the reference to the laws of the State of Nevada rather than the laws of the State of Delaware. A copy of the proposed by-laws of New Daleco are attached hereto at Appendix "B". The Directors of the Old Daleco, as elected by the Shareholders at this Annual Meeting, will serve as the Directors of New Daleco until their successors are elected and qualified.

         The officers of New Daleco would be the same officers as appointed by the Board of Directors to serve as officers of Old Daleco. It is anticipated that these would be:


          Dov Amir              Chief Executive Officer

          Gary J. Novinskie     President, Chief Operative Officer and Treasurer

          Jody Spencer          Secretary.

         The principal office of New Daleco would remain at the current principal office of the Company (120 North Church Street, West Chester, Pennsylvania 19380), with additional satellite offices in Los Angeles, California and Albuquerque, New Mexico.

         There would be no need for any shareholder to exchange his/her/its stock certificates for certificates of New Daleco. New shares would be issued upon the sale or exchange of Old Daleco's shares as applicable.

         The description of the Merger Agreement set forth below is a summary only and does not purport to be complete and is qualified in its entirety to the Merger Agreement, a copy of which is appended hereto at Appendix "C" to this Proxy Statement and incorporated by reference herein.

-----------------
(1) In adition to its Nevada subsidiaries, the Company has one subsidiary, Matrix-Loc, Inc., that is a Texas corporation, two corporations, Deven Resources, Inc. and DRI Operating Company, that are Pennsylvania corporations, and one partnership, Tri-Coastal, L.P., that is a Delaware limited partnership.

Merger Agreement

         Subject to the approval of the shareholders and conditions of the Merger Agreement, Daleco Resources Corporation of Delaware ("Old Daleco") will merge into Daleco Resources Corporation of Nevada ("New Daleco") on the effective date. The effective date shall be April 1, 2002, or as soon thereafter as the certificate of merger can be executed and filed in the appropriate jurisdictions ("Certificate of Merger") in accordance with the Nevada Revised Statutes and the Delaware General Corporate Law ("Effective Date"). On the Effective Date, the separate corporate existence of Old Daleco will then cease, and the internal corporate affairs of the combined companies will be governed by New Daleco, as the surviving company pursuant to the laws of the State of Nevada.

         Pursuant to the Merger Agreement, the certificate of incorporation of New Daleco in effect immediately prior to the Effective Date (a copy of which is attached hereto at Appendix "D") will become the certificate of incorporation of New Daleco. The bylaws of New Daleco in effect on the Effective Date will become the bylaws of the surviving corporation (See Appendix "B" hereto). The certificate of incorporation of New Daleco reflects the increase in the authorized capital stock of the Company which the Shareholders are being asked to approve at this Annual Meeting.

Representations and Warranties

         The Merger Agreement contains various representations and warrants of the parties hereto. The Merger Agreement includes representations and warranties by Old Daleco as to (i) the corporate organization, standing and power of old Daleco and its subsidiaries, (ii) approvals by the Old Daleco Board (iii) its capitalization, (iv) the authorization of the Merger Agreement, (v) pending or threatened litigation, (vi) the Merger Agreement's non-contravention of any agreement, law, charter or bylaw provision and the absence of the need (except as specified) for governmental or third-party consents to the Merger, (vii) the terms, existence, operations, liabilities and compliance with any obligations of Old Daleco, (viii) payment of taxes, (ix) ownership of assets, (x) the accuracy of Old Daleco's financial statements, (xi) the conduct of Old Daleco's business in the ordinary course.

         The Merger Agreement also includes representations and warranties by New Daleco as to: (i) corporate organization of New Daleco, (ii) the authorization of the Merger Agreement, (iii) New Daleco's capitalization, (iv) the Merger Agreement's non-contravention of any agreement, law, charter provision or bylaws provision and the absence of the need (except as specified) for governmental or third party consents to the merger, (v) the absence of any business having been conducted by New Daleco, and (vi) the resignation of all of New Daleco's officers and directors existing prior to the Effective Date.

Purpose of the Merger

         The purpose of the merger is to provide a means to "redomesticate" the Company from Delaware to Nevada. There is no other purpose for the merger. There will be no change in the conduct or business of the Company.

Conditions to Closing

         Other than compliance with the corporate law of the States of Delaware and Nevada and the approval of the transaction by the Shareholders, the Merger Agreement requires that: (i) there be no litigation pending or threatened which seeks to enjoin or prohibit the consummation of the merger, and no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the merger shall be in effect.

Tax Consequences of the Merger

         The Company has received the advice of counsel and its accounts that the merger will qualify as a reorganization under the Internal Revenue Code ("Code") within the meaning of Section 368(a) of the Code and no gain or loss will be recognized by a Daleco shareholder as a result of the merger.

Financial Statements

         The balance sheet of Old Daleco will become the balance sheet of New Daleco.

         Attached at Appendix "E" is an analysis of certain provisions of the Delaware Corporation Law and Nevada Revised Statutes dealing with shareholder rights, indemnification of directors and other provisions which the Company thought might be useful in assisting a Shareholder to make an informed decision on management's recommendation to relocate the Company to Nevada from Delaware. The attached analysis is qualified in its entirety by reference to the Delaware Corporation Law and the Nevada Revised Statues and is not intended to be an exhaustive analysis of each provision of the relevant statutes. Shareholders are encouraged to speak to his/her/its legal advisors for a more in-depth analysis should same be sought.

         Management recommends that the Shareholders vote FOR the proposal to change the state of incorporation of the Company from Delaware to Nevada.

The shares represented by the enclosed proxy will be voted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted "FOR" the change of the state of incorporation of the Company from Delaware to Nevada.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has selected the accounting firm of Jay J. Shapiro, CPA to be the Company's accountants to audit the books and records of the Company and its subsidiaries for the 2002 fiscal year. This firm audited the books and records of the Company commencing in fiscal 1998 through the present. The Board of Directors recommends the selection of Jay J. Shapiro, CPA as the Company's accountants for the fiscal year ending September 30, 2002. Jay J. Shapiro, CPA has no material relationship with the Company and is considered well qualified.

         Mr. Shapiro was paid $25,000 for his services as the Company's accountant in Fiscal Year 2001 for the preparation of the Company's audited financial statements for Fiscal Year 2000, and was paid $30,000 for his services in preparing the Company's audited financial reports for Fiscal Year 2001. Mr. Shapiro has only been engaged to audit the Company's financial statements and for no other work on behalf of the Company. Because of the exclusivity of his engagement, the Board of Directors believes that Mr. Shapiro's retention is consistent with maintaining Mr. Shapiro's independence.

Required Vote

         The shares represented by the enclosed proxy will be voted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted "FOR" the retention of Mr.

Shapiro. A majority of the shares voting at the meeting is required for the retention of Mr. Shapiro.

         The Board of Directors recommends a vote "FOR" the proposal to ratify the selection of Jay J. Shapiro, CPA as the Company's independent certified public accountants.

         Jay J. Shapiro, CPA, the Company's accountants for Fiscal 2001 is not expected to be present at the Annual Meeting.

                             EXECUTIVE COMPENSATION

         For the period ending September 30, 2001 the Company had five (5) full-time employees. The following table sets forth the compensation paid its three (3) highest paid officers for the past three (3) years.


Summary Compensation Table

====================================================================================================================================

                                                                              Long Term Compensations
------------------------------------------------------------------------------------------------------------------------------------

                                                                             Awards                    Payouts
------------------------------------------------------------------------------------------------------------------------------------

     (a)            (b)         8          (d)         (e)            (f)              (g)               (h)             (I)
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Restricted        Securities
  Name and                                            Other          Stock          Underlying           LTIP           All other
  Principal                  Salary       Bonus       Annual        Award(s)       Options/SARs         Payouts        Compensation
  Position         Year        ($)         ($)     Compensation       ($)               (#)               ($)               ($)
------------------------------------------------------------------------------------------------------------------------------------

Dov Amir           1999      95,841         0         14,100           0                0                 0                 0
President
------------------------------------------------------------------------------------------------------------------------------------
Dov Amir           2000      87,507         0           0
President
------------------------------------------------------------------------------------------------------------------------------------
Dov Amir           2001      95,833         0           0                            1,000,000
President
------------------------------------------------------------------------------------------------------------------------------------
Gary J.            1999      95,841         0           0              0                80,000            0                 0
Novinskie
President
------------------------------------------------------------------------------------------------------------------------------------
Gary J.            2000      87,507         0           0
Novinskie
President
------------------------------------------------------------------------------------------------------------------------------------
Gary J.            2001      95,833         0           0                            1,000,000
Novinskie
President
====================================================================================================================================

                            COMPENSATION OF DIRECTORS

         The Board of Directors does not pay fees to Directors, but does reimburse Directors for actual costs of travel and lodging incurred in connection with the Director's attendance at a meeting of the Board.

                                  ANTI-TAKEOVER

         The Board of Directors has not adopted any anti-takeover amendments, but reserves the right to do so. There are presently 8,000 shares of Series A Preferred Stock, par value $.01, and 713,000 shares of Series B Preferred Stock, par value $0.01 but with a stated value of $10.00 per share outstanding, leaving 9,279,000 shares of preferred stock authorized but unissued and no shares of Common Stock, par value $.01, available, after giving effect to reserves for the exercise of all warrants and options unissued and which could be utilized by existing management, which presently holds 44.17% of all of the issued and outstanding Common Stock (See "Principal Holders of Voting Securities" and "Security Ownership of Management"), as an anti-takeover device. Issuance of options under the Non-Qualified Stock Option Plan ("Plan") might also be considered an anti-takeover device, but it is not intended to be so and there is no common stock presently available for issuance under that Plan. (For a list of outstanding warrants and options see the Annual Report which accompanies this Proxy Statement.) The acceleration of the vesting of the options under the Plan and the Key Man Contracts (See Security Ownership of Management and discussion of the Key Man Contracts below) is not intended to be a "poison pill" defense. Rather, it is a means by which the recipients would be rewarded for their efforts and labors on behalf of the Company. The vesting provisions of the Plan and the Key Man Contracts was a means by which to Board of Directors wanted to entice the recipients to remain with the Company to insure growth and prosperity. While these are all potential mechanisms which might be considered by the Board of Directors to frustrate a hostile takeover of the Company, the Board of Directors has not considered such actions and none has been put into effect. The Plan expires at this Annual Meeting.

         Effective as of November 16, 2001, the Company entered into a Master Distribution and Marketing Agreement with Sumitomo Corporation of America ("SCOA") ("Marketing Agreement"). The Marketing Agreement provides for a "Termination Fee" should there be a "change of control" of the Company during the Term or any Renewal Term of the Marketing Agreement or if Daleco should enter into a contract to sell or otherwise transfer all or substantially all of the Company's mineral assets, mineral leases or any rights to the Company's Patent ("Relevant Assets") or shall sell or transfer the Relevant Assets to a third party, and in the case of such sale, or transfer, or change of control the Marketing Agreement is not assigned, transferred to, assumed in all of its respects, and/or affirmed by such third party. (See the Master Distribution and Marketing Agreement attached to the Company's Annual Report on Form 10-KSB a copy of which was submitted to you along with this Proxy Statement.) Upon the occurrence of the change of control or sale, transfer or assignment of the Relevant Assets, the term of the Marketing Agreement shall immediately increase to 30 years without further action on the part of any party to the Marketing Agreement, and SCOA shall be entitled to be compensated for the loss of its expected profits from the distribution and sale of the Company's minerals, Patented Products and timber.

         While the Marketing Agreement is not intended to be an anti-takeover device, it may be deemed or viewed to be by a third party.

         On November 16, 2001, the Company also entered into a Stock Purchase Agreement with SCOA ("SCOA SPA"). As a condition to the closing of the SCOA SPA, SCOA required that the Company enter into Key Man Employment Contracts ("Key Man Contracts") with Messrs. Robert E. Martin, Gary J. Novinskie and Dov Amir. The Key Man Contracts are for an initial three (3) year term. The Key Man Contracts provide for acceleration of the vesting of incentive warrants should the Key Man be terminated prior to the expiration of the term of the Key Man Contracts. Each of Messrs. Martin, Novinskie and Amir are granted options for 500,000 shares of Company Common Stock. There are like provisions for the acceleration of the salary due each employee over the life of the Contract. While any employment contract may be deemed to be an anti-takeover device, the Key Man Contracts were not entered into for that purpose. Rather SCOA wanted to insure that the key personnel within the Company with whom SCOA had been negotiating for almost nine
(9) months prior to its entering into the Marketing Agreement would remain with the Company during the critical start-up phases of the Marketing Agreement.

                              CERTAIN RELATIONSHIP

         Mr. C. Warren Trainor, Esquire, is a partner in the firm of Ehmann, Van Denbergh & Trainor, P.C., which acts as general counsel to the Company. In Fiscal 2001, no compensation was paid to Ehmann, Van Denbergh & Trainor, P.C. As of September 30, 2001 charges for services rendered and the reimbursement of costs were owed to Ehmann, Van Denbergh & Trainor, P.C. of $478,989.19.


                                  OTHER MATTERS

         The Board of Directors knows of no other matter to be brought before the Annual Meeting of the Stockholders. Should any other matter be properly issued at the meeting, however, it is the intention of each of the persons named in the proxy to vote in accordance with his judgment as to each such matter raised.


                           INCORPORATION BY REFERENCE

         The Company incorporates herein by reference the audited financial statements of the Company as set forth in the Annual Report distributed to each shareholder with this Proxy Statement.


                            EXPENSES OF SOLICITATION

         The expenses associated with the preparation, assembling, printing and mailing of the Notice of Annual Meeting, Proxy Statement and Proxy will be borne by the Company.


Dated: February 4, 2002                   By Order of the Board of Directors


                                          /s/ Gary J. Novinskie
                                          --------------------------------------
                                          Gary J. Novinskie, President

                                   Appendix A

                           CERTIFICATE OF AMENDMENT TO
                       THE CERTIFICATE OF INCORPORATION OF
                          DALECO RESOURCES CORPORATION

DALECO RESOURCES CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

                              DOES HEREBY CERTIFY:

FIRST: That on January 3, 2002 the Board of Directors of the Corporation duly adopted by unanimous vote in accordance with the provisions of Section 141 of the Delaware General Corporation Law ("DGCL"), resolutions proposing and declaring the following amendment of the Certificate of Incorporation of the Corporation to be advisable and recommending the adoption of such amendment by the stockholders of the Corporation.

SECOND: That at a meeting and by majority vote of the stockholders of the Corporation, the requisite stockholder approval was given to the following amendment in accordance with the provisions of Section 242 of the DGCL at a meeting called pursuant to Section 222 of the DGCL.

THIRD: The Certificate of Incorporation of the Corporation is amended by (i) deleting paragraph (a) of Article Fourth thereof and replacing in lieu and instead thereof the following:

           "(a) 50,000,000 common shares with a par value of $0.01 per share, the rights of the holders thereof being equal in all respects including the rights, among other things:"

FOURTH: That the amendment was duly adopted in accordance with the provisions of Sections 242 of the DGCL.

FIFTH: This Certificate of Amendment shall become effective as of the date of the annual meeting or such other date as specified at the time of filing in the office of the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, said Daleco Resources Corporation has caused this certificate to be signed by Gary J. Novinskie, its President this 28th day of February, 2002.


                                     DALECO RESOURCES CORPORATION


                                     By: ____________________________
                                         Gary J. Novinskie, President

                                   Appendix B


                                     BY-LAWS

                                       OF

                  DALECO RESOURCES CORPORATION OF NEVADA, INC.

--------------------------------------------------------------------------------

                              A NEVADA CORPORATION


                                   ARTICLE ONE

                                     OFFICES

         Section 1.1. Registered Office - The registered office of this corporation shall be in the County of Carson City, State of Nevada.

         Section 1.2. Other Offices - The corporation may also have offices at such other places both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE TWO

                            MEETINGS OF STOCKHOLDERS

         Section 2.1. Place - All annual meetings of the stockholders shall be held at the registered office of the corporation or at such other place within or without the State of Nevada as the directors shall determine. Special meetings of the stockholders may be held at such time and place within or without the State of Nevada as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

         Section 2.2. Annual Meetings - Annual meetings of the stockholders, commencing with the year 2002 shall be held on the 15th day of March each year if not a legal holiday and, if a legal holiday, then on the next secular day following, or at such other time as may be set by the Board of Directors from time to time, at which the stockholders shall elect by vote a Board of Directors and transact such other business as may properly be brought before the meeting.

         Section 2.3. Special Meetings - Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the President or the Secretary by resolution of the Board of Directors or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose of the proposed meeting.

         Section 2.4. Notices of Meetings - Notices of meetings shall be in writing and signed by the President or a Vice-President or the Secretary or an Assistant Secretary or by such other person or persons as the directors shall designate. Such notice shall state the purpose or purposes for which the meeting is called and the time and the place, which may be within or without this State, where it is to be held. A copy of such notice shall be either delivered personally to or shall be mailed, postage prepaid, to each stockholder of record entitled to vote at such meeting not less than ten nor more than sixty days before such meeting. If mailed, it shall be directed to a stockholder at his address as it appears upon the records of the corporation and upon such mailing of any such notice, the service thereof shall be complete and the time of the notice shall being to run from the date upon which such notice is deposited in the mail for transmission to such stockholder. Personal delivery of any such notice to any officer of a corporation or association or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. In the event of the transfer of stock after delivery of such notice of and prior to the holding of the meeting it shall not be necessary to deliver or mail notice of the meeting to the transferee.

         Section 2.5. Purpose of Meetings - Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

         Section 2.6. Quorum - The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

         Section 2.7. Voting - When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall be sufficient to elect directors or to decide any questions brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Articles of incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

         Section 2.8. Share Voting - Each stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation. Upon the demand of any stockholder, the vote for directors and the vote upon any question before the meeting shall be by ballot.

         Section 2.9. Proxy - At any meeting of the stockholders any stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No proxy or power of attorney to vote shall be used to vote at a meeting of the stockholders unless it shall have been filed with the secretary of the meeting when required by the inspectors of election. All questions regarding the qualification of voters, the validity of proxies and the acceptance or rejection of votes shall be decided by the inspectors of election who shall be appointed by the Board of Directors, or if not so appointed, then by the presiding officer of the meeting.

         Section 2.10. Written Consent in Lieu of Meeting - Any action which may be taken by the vote of the stockholders at a meeting may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power, unless the provisions of the statutes or of the Articles of Incorporation require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required.

                                   ARTICLE TWO

                                    DIRECTORS

         Section 3.1. Powers - The business of the corporation shall be managed by its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

         Section 3.2. Number of Directors - The number of directors which shall constitute the whole board shall be one. The number of directors may from time to time be increased or decreased to not less than one nor more than fifteen by action of the Board of Directors. The directors shall be elected at the annual meeting of the stockholders and except as provided in Section 2 of this Article, each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

         Section 3.3. Vacancies - Vacancies in the Board of Directors including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors,, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the stockholders. The holders of a two-thirds of the outstanding shares of stock entitled to vote may at any time peremptorily terminate the term of office of all or any of the directors by vote at a meeting called for such purpose or by a written statement filed with the secretary or, in his absence, with any other officer. Such removal shall be effective immediately, even if successors are not elected simultaneously and the vacancies on the Board of Directors resulting therefrom shall be filled only by the stockholders.

         A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any directors, or if the authorized number of directors be increased, or if the stockholders fail at any annual or special meeting of stockholders at which any director or directors are elected to elect the full authorized number of directors to be voted for at that meeting.

         The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. If the Board of Directors accepts the resignation of a director tendered to take effect at a future time, the Board or the stockholders shall have power to elect a successor to take office when the resignation is to become effective.

         No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.


                                  ARTICLE FOUR

                       MEETINGS OF THE BOARD OF DIRECTORS

         Section 4.1. Place - Regular meetings of the Board of Directors shall be held at any place within or without the State which has been designated from time to time by resolution of the Board or by written consent of all members of the Board. In the absence of such designation regular meetings shall be held at the registered office of the corporation. Special meetings of the Board may be held either at a place so designated or at the registered office.

         Section 4.2. First Meeting.- The first meeting of each newly elected Board of Directors shall be held immediately following the adjournment of the meeting of stockholders and at the place thereof. No notice of such meeting shall be necessary to the directors in order legally to constitute the meeting, provided a quorum be present. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

         Section 4.3. Regular Meetings - Regular meetings of the Board of Directors may be held without call or notice at such time and at such place as shall from time to time be fixed and determined by the Board of Directors.

         Section 4.4. Special Meetings - Special Meetings of the Board of Directors may be called by the Chairman or the President or by any Vice-President or by any two directors.

         Written notice of the time and place of special meetings shall be delivered personally to each director, or sent to each director by mail or by other form of written communication, charges prepaid, addressed to him at his address as it is shown upon the records or is not readily ascertainable, at the place in which the meetings of the directors are regularly held. In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph company at lease forty-eight (48) hours prior to the time of the holding of the meeting. In case such notice is delivered as above provided, it shall be so delivered at lease twenty-four (24) hours prior to.. the time of the holding of the meeting. Such mailing, telegraphing or delivery as above provided shall be due, legal and personal notice to such director.

         Section 4.5. Notice - Notice of the time and place of holding an adjourned meeting need not be given to the absent directors if the time and place be fixed at the meeting adjourned.

         Section 4.6. Waiver - The transactions of any meeting of the Board -of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present, and if. either before or after the meeting, each of the directors not present signs a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

         Section 4.7. Quorum - A majority of the authorized number of directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, un~1ess a greater number be required by law or by the Articles of Incorporation. Any action of a majority, although not at a regularly called meeting, and the record thereof, if assented to in writing by all of the other members of the Board shall be as valid and effective in all respects as if passed by the Board in regular meeting.

         Section 4.8. Adjournment - A quorum of the directors may adjourn any directors meeting to meet again at a stated day and hour; provided, however, that in the absence of a quorum, a majority of the directors present at any directors meeting, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the Board.


                                  ARTICLE FIVE

                             COMMITTEES OF DIRECTORS

         Section 5.1. Power to Designate - The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more committees of the Board of Directors, each committee to consist of one or more of the directors of the corporation which, to the extent provided in the resolution, shall have and may exercise the power of the Board of Directors in the management of the business and affairs of the corporation and may have power to authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by the Board of Directors. The members of any such committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum, unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. At meetings of such committees, a majority of the members or alternate members shall constitute a quorum for the transaction of business, and the act of a majority of the members or alternate members at any meeting at which there is a quorum shall be the act of the committee.

         Section 5.2. Regular Minutes - The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors.

         Section 5.3. Written Consent - Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.


                                   ARTICLE SIX

                            COMPENSATION OF DIRECTORS

         Section 6.1. Compensation - The directors may be paid their expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings.

                                  ARTICLE SEVEN

                                     NOTICES

         Section 7.1. Notice - Notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given by telegram.

         Section 7.2. Consent - Whenever all parties entitled to vote at any meeting, whether of directors or stockholders, consent, either by a writing on the records of the meeting or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meetings shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

         Section 7.3. Waiver of Notice - Whenever any notice whatever is required to be given under the provisions of the statutes, of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                  ARTICLE EIGHT

                                    OFFICERS

         Section 8.1. Appointment of Officers - The officers of the corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer. Any person may hold two or more offices.

         Section 8.2. Time of Appointment - The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a Chairman of the Board who shall be a director. and shall choose a President, a Secretary and a Treasurer, none of whom need be directors.

         Section 8.3. Additional Officers - The Board of Directors may appoint a Vice-Chairman of the Board, Vice-Presidents and one or more Assistant Secretaries and Assistant Treasurers and such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

         Section 8.4. Salaries - The salaries and compensation of all officers of the corporation shall be fixed by the Board of Directors.

         Section 8.5. Vacancies - The officers of the corporation shall hold office at the pleasure of the Board of Directors. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.

         Section 8.6. Chairman of the Board - The Chairman of the Board shall preside at meetings of the stockholders and the Board of Directors, and shall see that all orders and resolutions of the Board of Directors are carried into effect.

         Section 8.7. Vice-Chairman - The Vice-Chairman shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform such other duties as the Board of Directors may from time to time prescribe.

         Section 8.8. President - The President shall be the chief executive officer of the corporation and shall have active management of the business of the corporation. He shall execute on behalf of the corporation all instruments requiring such execution except to the extent the signing and execution thereof shall be expressly designated by the Board of Directors to some other officer or agent of the corporation.

         Section 8.9. Vice-President - The Vice-President shall act under the direction of the President and in the absence or disability of the President shall perform the duties and exercise the powers of the President. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe. The Board of Directors may designate one or more Executive Vice-Presidents or may otherwise specify the order of seniority of the Vice-Presidents. The duties and powers of the President shall descend to the Vice-Presidents in such specified order of seniority.

         Section 8.10. Secretary - The Secretary shall act under the direction of the President. Subject to the direction of the President he shall attend all meetings of the Board of Directors and all meetings of the stockholders and record the proceedings. He shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the President or the Board of Directors.

         Section 8.11. Assistant Secretaries - The Assistant Secretaries shall act under the direction of the President. In order of their seniority, unless otherwise determined by the President or the Board of Directors, they shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

         Section 8.12. Treasurer - The Treasurer shall act under the direction of the President. Subject to the direction of the President he shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all monies and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the President or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation.

         Section 8.13. Surety - If required by the Board of Directors, he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

         Section 8.14. Assistant Treasurer - The Assistant Treasurer in the order of their seniority, unless otherwise determined by the President or the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

                                  ARTICLE NINE

                              CERTIFICATES OF STOCK

         Section 9.1. Share Certificates - Every stockholder shall be entitled to have a certificate signed by the President or a Vice-President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares owned by him in the corporation. If the corporation shall be authorized to issue more than once class of stock or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such stock.

         Section 9.2. Transfer Agents - If a certificate is signed (a) by a transfer agent other than the corporation or its employees or (b) by a registrar other than the corporation or its employees, the signatures of the officers of the corporation may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall cease to be such officer before such certificate is issued, such certificate may be issued with the same effect as though the person had not ceased to be such officer. The seal of the corporation, or a facsimile thereof, may, but need not be, affixed to certificates of stock.

         Section 9.3. Lost or Stolen Certificates - The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed upon the making of an affidavit o that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

         Section 9.4. Share Transfers - Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation, if it is satisfied that all provisions of the laws and regulations applicable to the corporation regarding transfer and ownership of shares have been complied with, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         Section 9.5. Voting Shareholder - The Board of Directors may fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purpose, as a record date for the determination of the stockholders entitled to notice of and to vote at any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to give such consent, and in such case, such stockholders, and only such stockholders as shall be stockholder of record on the date so fixed, shall be entitled to notice of and to vote at such meeting, or any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

         Section 9.6. Shareholders Record - The corporation shall be entitled to recognize the person registered on its books as the owner of shares to be the exclusive owner for all purposes including voting and dividends, and the corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as other wise provided by the laws of Nevada.


                                   ARTICLE TEN

                               GENERAL PROVISIONS

         Section 10.1. Dividends - Dividends upon the capital stock of the corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash. in property or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

         Section 10.2. Reserves - Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends or for repairing or maintaining any property of the corporation or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

         Section 10.3. Checks - All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         Section 10.4. Fiscal Year - The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

         Section 10.5. Corporate Seal - The corporation may or may not have a corporate seal, as may from time to time be determined by resolution of the Board of Directors. If a corporate seal is adopted, it shall have inscribed thereon the name of the Corporation and the words "Corporate Seals" and "Nevada". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.


                                 ARTICLE ELEVEN

                                 INDEMNIFICATION

         Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director or officer of the corporation or is or was serving at the request of the corporation or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the General Corporation Law of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

         The Board of Directors may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

         The Board of Directors may from time to time adopt further Bylaws with respect to indemnification and may amend these and such Bylaws to provide at all times the fullest indemnification permitted by the General Corporation Law of the State of Nevada.


                                 ARTICLE TWELVE

                                   AMENDMENTS

         Section 12.1. By Shareholder - The Bylaws may be amended by a majority vote of all the stock issued and outstanding and entitled to vote at any annual or special meeting of the stockholders, provided notice of intention to amend shall have been contained in the notice of the meeting.

         Section 12.2. By Board of Directors - The Board of Directors by a majority vote of the whole Board at any meeting may amend these Bylaws, including Bylaws adopted by the stockholders, but the stockholders may from time to time specify particular provisions of the Bylaws which shall not be amended by the Board of Directors.

                                   Appendix C
                                Preliminary Copy





                      Agreement and Plan of Reorganization

                                  by and among

                          Daleco Resources Corporation
                             A Delaware Corporation

                                       and

                     Daleco Resources Corporation of Nevada
                              A Nevada Corporation

                              Dated _________, 2002

                      AGREEMENT AND PLAN OF REORGANIZATION

         This Agreement and Plan of Reorganization is entered into as of _________, 2002 (hereafter "Agreement") by and among Daleco Resources Corporation, a Delaware corporation (hereafter "Old Daleco") and Daleco Resources Corporation of Nevada, a Nevada Corporation (hereafter "New Daleco") with respect to the following:

                                    RECITALS:

         WHEREAS, New Daleco is a newly formed Nevada corporation which has conducted no business and has no assets; and

         WHEREAS, New Daleco's Articles of Incorporation provide for 50,000,000 shares of common stock, par value $0.01 per share and 20,000,000 shares of preferred stock, par value $0.01; and

         WHEREAS, Old Daleco's Articles of Incorporation provide for 50,000,000 shares of common stock, par value $0.01 per share and 20,000,000 shares of preferred stock, par value $0.01; and;

         WHEREAS, the parties desire that Old Daleco merge with and into New Daleco in accordance with the provisions of the Nevada Revised Statutes and the Delaware General Business Corporation Law, with New Daleco being the surviving entity; and

         WHEREAS, the parties desire and intend for all of the issued and outstanding capital stock of Old Daleco to become outstanding capital stock of New Daleco upon the effective date of the merger; and

         WHEREAS, for Federal Income Tax purposes, the parties intend that the merger contemplated by this Agreement shall qualify as a reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:


                                   ARTICLE I.
                           INCORPORATION BY REFERENCE

         1.1. The parties incorporate the recital paragraphs for all purposes as though same were set forth at length herein.


                                   ARTICLE II.
                                   DEFINITIONS

         2.1. Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below:

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such other Person.

         "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in Philadelphia, Pennsylvania are authorized or required by law to close.

         "Directors" means the directors of Old Daleco, and who will upon consummation of the merger contemplated hereby become the directors of New Daleco.

         "Effective Date" means the date when the Articles of Merger, prepared pursuant to this Agreement and Plan of Reorganization, have been filed with the Nevada Secretary of State and the Secretary of State of Delaware, which is anticipated to be on or before April 1, 2002.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and the applicable regulations promulgated thereunder.

         "Governmental Authority" means any foreign, Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality.

         "IRS" means the United States Internal Revenue Service.

         "Material Adverse Effect" means, with respect to any Person or Persons, any change, occurrence, or effect that is materially adverse to the assets, business, results of operations or condition (financial or otherwise) of such party.

         "Material Adverse Event" shall mean, an event the consequences of which would have a Material Adverse Effect.

         "Person" means an individual, corporation, partnership, trust or unincorporated organization, or other type of legal entity or a government or any agency or political subdivision thereof.

         "SEC" means the Securities and Exchange Commission.

         "Shareholder", shall mean the holder of one or more shares of Stock.

         "Stock" shall mean all of the issued and outstanding capital stock of Old Daleco, which consists of 17,778,790, shares of common stock, par value $0.01, 8,000 shares of Series A Preferred Stock and 721,000 shares of Series B Preferred Stock.

         "Subsidiary" means, with respect to any Person: (i) each corporation, partnership, joint venture, limited liability company or other legal entity of which such Person owns, either directly or indirectly, 50% or more of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or similar governing body of such corporation, partnership, joint venture or other legal entity and (ii) each partnership or limited liability company in which such Person or another Subsidiary of such Person is the general partner, managing partner or otherwise controls.

         "Third Party" means a party or parties unaffiliated with any of Old Daleco, New Daleco or any subsidiary of Old Daleco.

         "Threatened" means a claim, proceeding, dispute, action or other matter for which a demand or adverse statement has been made in writing or any written notice of default or nonperformance has been given.

         2.2. Other Terms. Other terms may be defined elsewhere in the text of this Agreement and, unless otherwise indicated, shall have such meaning throughout this Agreement.

         2.3. Other Definitional Provisions.

              2.3.1. The words "hereof," "herein," and "hereunder" and words of similar import, when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

              2.3.2. The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

                                  ARTICLE III.
                                     CLOSING

         3.1. The Closing. At the closing of the merger contemplated by this Agreement (the "Closing"), Old Daleco shall merge with and into New Daleco, with New Daleco being the survivor and all of the issued and outstanding Stock of Old Daleco will become stock of New Daleco.

         3.2. Closing Date. The Closing shall take place on the day on which the Articles of Merger consummating the transactions contemplated by this Agreement are filed with the Nevada Secretary of State and the Secretary of State of Delaware, which date is anticipated to be on or before April 1, 2002, (the "Closing Date").

         3.3. Place of Closing. The Closing shall take place at the offices of Old Daleco's Counsel, Ehmann, Van Denbergh & Trainor, P. C., Suite 725, Two Penn Center, Philadelphia, Pennsylvania 19102, or such other place as the parties may mutually agree.

                                  ARTICLE IV.
                  ASSUMPTION OF LIABILITIES, CLAIMS AND ASSETS

         4.1. Assumption of Liabilities. The liabilities of Old Daleco immediately prior to the Closing shall become the liabilities of New Daleco upon consummation of the merger, in every manner without offset, compromise or defalcation.

         4.2. Assets. The assets of Old Daleco immediately prior to the Closing shall become the assets of New Daleco upon consummation of the merger, in every manner without amendment, alteration to include any and all Encumbrances thereon and attributable thereto.

         4.3. Claims. All manner of claims and causes of action whether owed by or against Old Daleco existing immediately prior to the Closing shall become the claims and causes of action New Daleco upon consummation of the merger.


                                   ARTICLE V.
                                   THE MERGER

         5.1. Effect of Merger. Effective upon filing the Articles of Merger pursuant to this Agreement with the Nevada Secretary of State and the Secretary of State of Delaware, Old Daleco shall be merged with and into New Daleco and the separate existence of Old Daleco shall thereupon cease, in accordance with the applicable provisions of Chapters 78 and 92A of the Nevada Revised Statutes and Section 252 of the Delaware Corporation Law. New Daleco will be the surviving corporation in the merger with all of its rights, privileges, duties and obligations as a corporation organized under the laws of the State of Nevada will continue unaffected by the merger. Upon the merger of Old Daleco with and into New Daleco, Old Daleco shall cease to exist for all purposes.

         5.2. Articles of Incorporation and Bylaws. The Articles of Incorporation New Daleco in effect immediately prior to Closing shall be the Articles of Incorporation New Daleco and the Bylaws of Old Daleco in effect immediately prior to the Closing shall be adopted by and become the Bylaws of New Daleco. Except as otherwise provided in this Agreement, from and after Closing, the Board of Directors of Old Daleco, immediately prior to Closing, shall constitute the Board of Directors of New Daleco as the surviving corporation.

         5.3. Stock Ownership. The ownership of the capital stock of New Daleco subsequent to the Closing shall be identical to the ownership of the capital stock of Old Daleco immediately prior to the Closing.


                                   ARTICLE VI.
                         REPRESENTATIONS AND WARRANTIES

         6.1. Representations and Warranties of New Daleco. New Daleco hereby Represents and Warrants to Old Daleco and the Shareholders that:

              6.1.1. New Daleco is a corporation duly ongoing, validly existing and in good standing under the laws of the State of Nevada and in each jurisdiction in which such qualification is necessary for the conduct of its business.

              6.1.2. The execution, delivery and performance of this Agreement by New Daleco and the consummation of the transactions contemplated hereby will not constitute a breach or violation of or default under its Articles of Incorporation or By-Laws or under any judgment, decree, or order to which New Daleco is subject. The consummation by New Daleco of the transactions contemplated hereby will not require the consent or approval of any other party to any of the above or affect the validity or effectiveness of any of the above.

              6.1.3. New Daleco has not conducted any business since its incorporation other than its qualification as a foreign corporation in the states in which Old Daleco conducted its business immediately prior to the merger.

              6.1.4. The execution of this Agreement and the consummation of the transaction have been duly authorized by all necessary corporate action and this Agreement is a legal, valid and binding obligation of New Daleco.

              6.1.5. The authorized capital stock of New Daleco consists of 50,000,000 shares of common stock, par value $0.01, of which, as of the date of this Agreement, one share is issued and outstanding and 20,000,000 shares of preferred stock, par value $0.01, of which no shares are issued and outstanding. Other than as required by this Agreement, New Daleco is not obligated to issue any of its capital stock to any person.

              6.1.6. New Daleco has no liabilities or obligations of any nature.

              6.1.7. No written statement, certificate, schedule, list or other written information furnished by New Daleco in connection with this Agreement contains any untrue statements of a material fact or omits to state any material facts necessary in order to make the statements contained herein not misleading in light of the circumstances under which they were made.

              6.1.8. Plans. New Daleco does not have any "Plan" as that term is defined under ERISA either qualified or pending qualification under ERISA.

              6.1.9. Subsidiary. New Daleco has no subsidiaries.

         6.2. Representations and Warranties of Old Daleco. Old Daleco Represents and Warrants to New Daleco and the Shareholders that:

              6.2.1. Organization, Standing and Corporate Power. Old Daleco is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as now being conducted. Old Daleco is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the current conduct of its business or the ownership or leasing of its properties makes such qualifications or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed (individually or in the aggregate) would not have a Material Adverse Effect. Old Daleco has delivered to New Daleco complete and correct copies of the Articles of Incorporation and Bylaws of Old Daleco, as amended to the date of this Agreement.

              6.2.2. Subsidiaries. At the date of this Agreement, other than as set forth on Schedule 6.2.2, there are no subsidiaries or affiliates of Old Daleco.

              6.2.3. Capitalization. The authorized capital stock of Old Daleco, along with the issued and outstanding shares of capital stock for Old Daleco and outstanding shares of capital stock, are set forth in Schedule 6.2.3. Except as set forth in Schedule 6.2.3, as of the date of this Agreement, (i) no additional shares of common stock or other voting or equity securities of Old Daleco are issued, reserved for issuance or outstanding, and (ii) there are no outstanding stock appreciation rights and/or other outstanding contractual rights the value of which is derived from the financial performance of Old Daleco. All outstanding shares of capital stock of Old Daleco are duly authorized, validly issued, fully paid and nonassessable and are not subject to preemptive rights. Except as set forth on Schedule 6.2.3, (i) there are no bonds, debentures, notes or other indebtedness of Old Daleco having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the shareholders of Old Daleco may vote, (ii) there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which Old Daleco is a party or by which it is bound, obligating Old Daleco to issue, deliver or sell or cause to be issued, delivered or sold, additional shares of capital stock or other voting or equity securities of Old Daleco or obligating Old Daleco to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking, and (iii) there are no outstanding contractual obligations of Old Daleco to repurchase, redeem or otherwise acquire any shares of Stock.

         6.3. Authority; Enforceability; No Conflicts; and Consents.

              6.3.1. Old Daleco has the requisite power to enter into this Agreement and to consummate the acquisition transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary organizational on the part of Old Daleco. This Agreement has been duly executed and delivered by Old Daleco after a duly called meeting of the Shareholders at which this transaction was approved in accordance with the Bylaws of Old Daleco and applicable law, and constitutes the valid and binding obligation of Old Daleco, enforceable against Old Daleco in accordance with the terms of this Agreement and the Schedules thereof.

              6.3.2. Except as set forth on Schedule 6.3.2 hereof, the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or cause loss of a material benefit under, or result in the creation or maturation of any lien or purchase right upon any of the properties or assets of any of Old Daleco under, (i) the organizational documents, Bylaws of Old Daleco, (ii) except as set forth in Schedule 6.3.2 hereof, and subject to the governmental filings and other matters referred to in Section 6.3.3, any loan or credit agreement, note, bond, mortgage, indenture, real property lease or other material agreement or instrument applicable to Old Daleco or any of its properties or assets, or (iii) subject to the governmental filings and other matters referred to in Section 6.3.3, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Old Daleco or any of its properties or assets, other than, in the case of clauses (ii) or (iii), any such conflicts, violations, defaults, rights or liens that individually or in the aggregate would not have a Material Adverse Effect, or impair, in any material respect, the ability of Old Daleco or any of the Shareholders to perform their obligations under this Agreement.

         6.3.3. Except as set forth in Schedule 6.3.3 hereof, no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority is required by any of the Shareholders or Old Daleco in connection with the execution and delivery of this Agreement or the consummation of the acquisition transactions contemplated by this Agreement, except (i) in connection with any state or local tax which is attributable to the beneficial ownership of real property of Old Daleco, (ii) those as set forth in Schedule
6.3.3 hereof, and (iii) for such other consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made would not, individually or in the aggregate, have a Material Adverse Effect, or impair, in any material respect, the ability of the Sellers to perform their obligations under this Agreement.

         6.4. Compliance with Applicable Laws.

              6.4.1. Except as set forth in Schedule 6.4.1, (i) Old Daleco has in effect all Federal, state and local governmental approvals, authorizations, certificates, filings, licenses, permits and rights ("Permits"), including all authorizations under Environmental Laws (as hereinafter defined) necessary for it to own or lease its properties and assets and to carry on its business as now being conducted other than such Permits the absence of which would not, individually or in the aggregate, have a Material Adverse Effect with respect to Old Daleco, and there has occurred no default under any such Permit other than such defaults which, individually or in the aggregate, would not have a Material Adverse Effect, and (ii) Old Daleco is in compliance with all applicable laws, statutes, ordinances, rules, orders and regulations of any Governmental Authority ("Applicable Laws"), except for such noncompliance which, individually or in the aggregate, would not have a Material Adverse Effect.

              6.4.2. Old Daleco is and has been in compliance with all applicable Environmental Laws, except as set forth in Schedule 6.4.2 hereof and except for such noncompliance which, would not have a Material Adverse Effect. The term "Environmental Laws" means any applicable Federal, state or local statute, ordinance, rule, regulation, permit, judgment, order, decree, injunction or other legally binding authorization, relating to: (A) Releases (as defined in 42 U.S.C. Section 9601(22)) or Threatened Releases of Hazardous Material (as hereinafter defined) into the environment, or (B) the generation, treatment, storage, disposal, use, handling, manufacturing, transportation or shipment of, or exposure to, a Hazardous Material.

         6.5. Financial Statements.

              6.5.1. Old Daleco has delivered to New Daleco its financial statements as filed with the Securities and Exchange Commission for all reporting periods prior to the Closing Date (the "Old Daleco Financial Statements"). Old Daleco Financial Statements have been prepared from, and are in accordance with, the books and records of Old Daleco and, present fairly, in all material respects, the financial position, the results of operations and cash flows of Old Daleco as of the dates and for the periods indicated, in each case in substantial conformance with GAAP consistently applied throughout the periods involved, save and except as otherwise stated in any of said financial statements.

         6.6. Absence of Changes or Events. Except as set forth in this Section
6.6 or Schedule 6.6 or any other Schedule hereof or as permitted elsewhere in this Agreement, since December 31, 2001, Old Daleco has conducted its business only in the ordinary course, and there has not been (i) any change or occurrence (other than those which relate to Old Daleco's industry generally or the economy in general) which will have a Material Adverse Effect, (ii) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock issued by Old Daleco, (iii) any issuance of any additional shares of capital stock of Old Daleco or any securities convertible into or exchangeable or exercisable for capital stock of Old Daleco, (iv) any split, combination or reclassification of any of the capital stock of Old Daleco or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock of Old Daleco, (v) any granting by Old Daleco to any director or officer of Old Daleco of any increase in compensation, except in the ordinary course of business consistent with prior practice, (vi) any granting by Old Daleco to any such Person of any increase in severance or termination pay, except as part of a standard employment package to any Person promoted or hired, or except for employment, severance or termination arrangements in the ordinary course of business consistent with past practice with employees other than any executive officer of Old Daleco, any entry by Old Daleco into any employment, severance or termination agreement with any such Person, (vii) any damage, destruction or loss not covered by insurance that will have a Material Adverse Effect on Old Daleco, or (viii) any change in accounting methods, principles or practices of Old Daleco materially affecting its assets, liabilities or business, except insofar as may have been required by a change in GAAP.

         6.7. Litigation. Except as disclosed in Schedule 6.7 hereof, there are no judicial, administrative, or arbitral actions, suits, proceedings (public of private) or governmental proceedings (collectively, "Legal Proceedings") pending against Old Daleco or Old Daleco's officers and/or directors, or Threatened that, individually or in the aggregate, could have a Material Adverse Effect. Except as disclosed in Schedule 6.7, there is no judgment, order, injunction or decree of any Governmental Authority outstanding against Old Daleco that, individually or in the aggregate, could have a Material Adverse Effect.

         6.8. Contracts. All material contracts, agreements, leases, mortgages and commitments ("Contracts"), to which Old Daleco is a party or may be bound, have been provided to New Daleco, receipt of which is hereby acknowledged. All Contracts are valid and in full force and effect on the date hereof and Old Daleco has not violated any provision of, or committed or failed to perform any act, which with notice, lapse of time or both would constitute a default under the provisions of any Contract, the termination of which would have a Material Adverse Effect.

         6.9. Taxes.

              6.9.1. Old Daleco has timely filed (including extensions) all Federal and state income tax returns required to be so filed with respect to all years or periods ending on or before the date of this Agreement. Old Daleco has paid all taxes (including interest, penalties and additions to tax) shown to be due on such tax returns.

              6.9.2. No material deficiencies for any Federal or state income taxes, have been proposed, asserted or assessed against Old Daleco that has not been fully paid or adequately provided for in the appropriate financial statements of Old Daleco, and no requests for waivers of the time to assess any Federal or state income taxes of Old Daleco are pending.

              6.9.3. No material liens for taxes exist with respect to any assets or properties of Old Daleco, except for Permitted Encumbrances or liens that Old Daleco is contesting in good faith by appropriate proceeding.

              6.9.4. Old Daleco is not a party to or bound by any tax sharing agreement, tax indemnity obligation or similar agreement, arrangement or practice with respect to Federal or state income or franchise taxes (including any advance pricing agreement, closing agreement or other agreement relating to Federal or state income or franchise taxes with any taxing authority).

              6.9.5. No Federal or state audits or other administrative proceedings or court proceedings are presently pending with regard to any Federal or material state income taxes on tax returns of Old Daleco and Old Daleco has not received a written notice of any material pending audit or proceeding.

              6.9.6. Old Daleco has made available to New Daleco for inspection complete, correct and amended copies of all Federal and state income tax returns filed by Old Daleco for each of its taxable years ending after September 30, 1996.

         6.10. Title to Properties. Old Daleco has good and valid title to, or a valid leasehold interest in, the real property and leasehold interests held by it. The consummation of the transactions contemplated by this Agreement will not create any Encumbrance on any of the real property which, individually or in the aggregate, would have a Material Adverse Effect. Old Daleco enjoys peaceful and undisturbed possession under all of its real property leases, except for such breaches of the right to peaceful and undisturbed possession that do not materially interfere with the ability of Old Daleco to conduct its business. There is no party with a prior right, right of first refusal, preferential right to acquire the real property ("Property Rights"). To the extent that such property Rights exist, the transaction contemplated hereby will not be an event, which would give the holder of such Property Rights the right to exercise same.

         6.11. Insurance. Old Daleco has insurance coverage with insurance companies or associations in such amounts as set forth in Schedule 6.11 hereof.

         6.12. Intellectual Property. Old Daleco does not own any intellectual property, although its subsidiaries do.

         6.13. Plans. Old Daleco has no "plan" as that term is defined under ERISA either qualified or pending qualification under ERISA. Old Daleco does have a non-qualified plans as listed on Schedule 6.13.

         6.14. Undisclosed Liabilities. There are no undisclosed liabilities, the identification of which are reasonably ascertainable through the conduct of prudent inquiry and investigation.


                                  ARTICLE VII.
                                   COVENANTS

         7.1. Access and Information. Old Daleco and New Daleco shall afford the other and their respective representatives such access during normal business hours throughout the period prior to the Closing to such information as the other party shall reasonably request. Subject to the requirements of law, each of New Daleco and Old Daleco shall hold in confidence all such non-public information regarding the other until such time as such information is otherwise publicly available.

         7.2. Expenses. Except as otherwise agreed in writing, all costs and expenses incurred in connection with this Agreement shall be paid Old Daleco.

         7.3. Certain Filings, Consents. New Daleco and Old Daleco shall cooperate with one another (i) in promptly determining whether any filings are required to be made or any consents, approvals, permits or authorizations are required to be obtained under any federal, state or foreign law or regulation or any consents, approvals or waivers are required to be obtained from parties to loan agreements or other contracts material to New Daleco's or Old Daleco's business in connection with the consummation of the transaction contemplated by this Agreement, and (ii) in promptly making any such filings, furnishing information required in connection wherewith and seeking timely to obtain any such consents, permits, authorizations, approvals or waivers.

         7.4. Directors. The Directors of New Daleco shall be the directors of Old Daleco immediately prior to the Closing.

         7.5. Additional Agreements. Each of the parties hereto agrees to use all reasonable efforts to take promptly, or cause to be taken, all actions and to do promptly, or to cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using its best efforts to obtain all necessary waivers, consents and approvals and effecting all necessary registrations and filings. New Daleco expressly agree to cooperate fully with Old Daleco and its Shareholders and to make any and all information, reports and/or filings and take any and all other actions necessary and appropriate in order for this transaction to constitute a reorganization pursuant to Section 368(a) of the Internal Revenue Code such that this transaction will qualify as a tax free exchange for Old Daleco's Shareholders.

         7.6. Issuance of Shares. New Daleco shall, and when required by the provisions of this Agreement, issue and deliver certificates representing shares of New Daleco's capital stock to Old Daleco's Shareholders in the amounts and type as such Shareholders held in Old Daleco immediately prior to the Closing.


                                  ARTICLE VIII.
                             CONDITIONS AND CLOSING

         8.1. Conditions to the Obligations of New Daleco and Old Daleco. The obligations of New Daleco to consummate the transactions described in this Agreement are subject to the occurrence of the following on or before Closing:

              8.1.1. Except as set forth in Schedules hereto, the representations and warranties contained in Paragraph 6.2 hereof and in all certificates and other documents delivered and to be delivered by the Shareholders and/or Old Daleco to New Daleco or its representatives pursuant to this Agreement shall be true, complete and accurate as of the Closing Date.

              8.1.2. Old Daleco shall have performed and completed in all material respects with all agreements, obligations and conditions required in accordance with this Agreement and the Schedules hereof to be performed or complied with on or prior to the Closing Date and shall have delivered the respective Lists of Old Daleco shareholders pursuant to Article IV hereof at least five days prior thereto.

              8.1.3. No suit, action, investigation, inquiry or other proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated by this Agreement.

              8.1.4. The merger contemplated by this Agreement shall not be precluded by any order or injunction of any court of competent jurisdiction.

              8.1.5. New Daleco shall have received a certificate of the President or Secretary of Old Daleco indicating that a meeting of the Shareholders had been properly convened in accordance with its Bylaws, at which this Agreement and the transaction contemplated hereby were duly approved.

              8.1.6. All filings, whether Federal or state, to include any IRS filings, have been completed and there are no outstanding objections or administrative filings remaining for the receipt of the approval to proceed forward with this transaction.

              8.1.7. New Daleco shall have received from the holders of any Property Rights an agreement in form and substance satisfactory to New Daleco and its counsel that the Property Rights will not be exercised for a period of not less than three (3) years after the consummation of the transaction contemplated hereby.

              8.1.8. New Daleco shall have received from any officer, director or employee of Old Daleco who holds or is the named holder of a patent or license utilized by Old Daleco in its business an agreement in form and substance satisfactory to New Daleco and its counsel that the holder of such patent or license will not try to remove or renegotiate the terms under which Old Daleco is utilizing such patent or license for a period of not less than five (5) years after the consummation of the transaction contemplated hereby.

              8.1.9. New Daleco shall have received from the officers and directors of Old Daleco (i) executed Non-Competition and Non-Circumvention Agreements in accordance with Article IX hereof and (ii) resignations of all members of Old Daleco's Board of Directors.

         8.2. Conditions to the Obligations of Old Daleco. The obligations of Old Daleco to consummate the transactions described in this Agreement are subject to the occurrence of the following on or before Closing:

              8.2.1. The representations and warranties contained in Section 6.1 hereof and in all certificates and other documents delivered and to be delivered by New Daleco to Sellers or their representatives pursuant to this Agreement shall be true, complete and accurate as of the date when made and at and as of the Closing Date as though such representations and warranties were made at and as of such date, except for changes expressly permitted or contemplated by the terms of this Agreement.

              8.2.2. New Daleco shall have performed and completed in all material respects with all agreements, obligations and conditions required by this Agreement to be performed or complied with by New Daleco on or prior to the Closing.

              8.2.3. No suit, action, investigation, inquiry or other proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby.

              8.2.4. The merger contemplated by this Agreement shall not have been precluded by any order or injunction of any consent of competent jurisdiction.

              8.2.5. All filings, whether Federal or state, to include any IRS filings, have been completed and there are no outstanding objections or administrative filings remaining for the receipt of the approval to proceed forward with this transaction.


                                   ARTICLE IX.
                                  MISCELLANEOUS

         9.1. Termination. Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated at any time prior to the Closing:

              9.1.1. By mutual written consent of Old Daleco, on the one hand, and New Daleco, on the other hand;

              9.1.2. By New Daleco, in the event that the closing conditions precedent set forth in Section 8.1 are not satisfied at the time of Closing;

              9.1.3. By Old Daleco, in the event that the Closing conditions as set forth in Section 8.2 are not satisfied at the time of Closing; and

              9.1.4. By either the Sellers or Buyer:

                     9.1.4.1. if any Governmental Authority shall have issued an order, decree or ruling or taken any other action (which order, decree, ruling or other action the parties shall use their best efforts to lift), in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action has not been reversed or withdrawn within fifteen (15) days;

                     9.1.4.2. in the event of a material breach by the other party of any representation or warranty contained in this Agreement or any agreement executed and delivered in connection herewith which cannot be or has not been cured within 30 days after the giving of written notice to the breaching party of such breach;

                     9.1.4.3. in the event of a material breach by the other party of any covenant or agreement contained in this Agreement or any agreement executed and delivered in connection herewith which cannot be or has not been cured within 30 days after the giving of written notice to the breaching party of such breach; or

                     9.1.4.4. if the Closing shall not have been consummated on or before July 1, 2000 (the "Termination Date"), and said Termination Date has not been extended by the mutual written consent and agreement of both parties.

         9.2. Effect of Termination In the event of Termination, no party hereto (or any of its directors officers or shareholders) shall have any liability or further obligation to any other party to this Agreement.

         9.3. Entire Agreement . This Agreement contains the entire Agreement between the parties hereto and this Agreement supersedes all prior agreements among the parties with respect to such matters.

         9.4. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to conflicts of laws provisions.

         9.5. Descriptive Headings. The headings are for convenience and reference only and shall not affect in any way the meaning or interpretation of the Agreement.

         9.6. Invalidity Of Certain Provisions. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any terms or provisions hereof.

         9.7. Notice. All notices or other communications hereunder shall be in writing, shall be effective upon receipt and shall be made by hand delivery, certified mail return receipt requested, or by overnight courier, postage prepaid addressed as follows:

                  To New Daleco:

                           Daleco Resources Corporation of Nevada, Inc
                           120 North Church Street
                           West Chester, Pa 19380
                           Attn.  Gary J. Novinskie, President

                  To Old Daleco and/or Shareholders:

                           Daleco Resources Corporation
                           120 North Church Street
                           West Chester, Pa 19380
                           Attn.  Gary J. Novinskie, President

         Either party may change its address for Notice by giving the other party not less than ten (10) days notice of its new address in accordance with this Paragraph 9.7.

         9.8. Multiple Counterparts. This agreement may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one Agreement.

         9.9. Neither Party Drafter. The parties hereto agree that this Agreement is the product of negotiation, that each has been represented by counsel during its negotiation and that neither party shall be deemed the drafter hereof.

         9.10. Costs Each party agrees to pay its legal, accounting and other fees incurred in the negotiation of the transaction contemplated hereby, the conduct of its due diligence and the preparation of the documents, exhibits and schedules addressed and referenced herein.

         9.11. Survival of Representation and Warranties. All representations, warranties, covenants and claims with respect to this Agreement shall survive the Closing.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed as of the Effective Date.

                               Daleco Resources Corporation of Nevada,
                               a Nevada corporation

                               By:_________________________________
                               Title:______________________________

                               Daleco Resources Corporation,
                               a Delaware corporation,


                               By:_________________________________
                               Title:______________________________

                                   APPENDIX D

DEAN HELLER                                                     Office Use Only:
SECRETARY OF STATE
                                       Articles of
202 North Carson Street               Incorporation
Carson City, Nevada 89701-4201     (PURSUANT TO NRS 78)
(775) 684 5708
---------------------------------------------------------------
Important:  Read attached instructions before completing form.

------------------------------------------------------------------------------------------------------------------------------------
1. Name of Corporation:
                                DALECO RESOURCES CORPORATION OF NEVADA, INC.
------------------------------------------------------------------------------------------------------------------------------------
2. Resident Agent Name and
   Street Address:              JAMES G. SANFORD
   (must be a Nevada address    ------------------
   where process may be         NAME
   served)                        100 WEST LIBERTY STREET, SUITE 900, RENO, NEVADA          89501
                                --------------------------------------------------          -----
                                Physical Street Address               City                 Zip Code
                                Additional Mailing Address            City   State         Zip Code
------------------------------------------------------------------------------------------------------------------------------------
3. Shares:
(number of shares corporation   50,000,000 COMMON STOCK             $.01
   authorized to issue)         Number of shares   10,000,000                   Number of shares
                                With par value:   PREFERRED STOCK    Par value: $.01   without par value:___________________
                                                  ---------------               ----
------------------------------------------------------------------------------------------------------------------------------------
4. Names, Addresses,
   Number of Board of           The First Board of Directors/Trustees shall consist of one (1) members whose names and addresses are
   Directors/Trustees:          as follows:
                                1.   Gary J. Novinskie
                                     -----------------------------------------------------------------------------------------------
                                Name
                                     120 NORTH CHURCH STREET  WEST CHESTER, PA          19380
                                ---------------------------------------------------------------
                                     Street Address               City     State       Zip Code
                                2.
                                  --------------------------------------------------------------------------------------------------
                                Name

                                ----------------------------------------------------------------------------------------------------
                                     Street Address               City     State       Zip Code
                                3.
                                  --------------------------------------------------------------------------------------------------
                                Name

                                ----------------------------------------------------------------------------------------------------
                                     Street Address               City     State       Zip Code
                                4.
                                  --------------------------------------------------------------------------------------------------
                                Name

                                ----------------------------------------------------------------------------------------------------
                                     Street Address               City     State       Zip Code
------------------------------------------------------------------------------------------------------------------------------------
5. Purpose:
   (optional--see instructions)  The purpose of this Corporation shall be:
------------------------------------------------------------------------------------------------------------------------------------
6. Other Matters:
    (see instructions)          Number of additional pages attached:__________
------------------------------------------------------------------------------------------------------------------------------------
7. Names, Addresses and
   Signatures of               Darcy J. Hamlin
   Incorporations:             ------------------------------------------                         ----------------------------------
   (attach additional pages    Name c/o Ehmann, Van Denbergh & Trainor                            Signature
   if there are more than 2    Suite 725, Two Penn Center Philadelphia  PA             19102
   incorporates)               -----------------------------------------------------------------------------------------------------
                               Address                       City      State          Zip Code

                               -----------------------------------------------------------------------------------------------------
                               Name

                               -----------------------------------------------------------------------------------------------------
                               Address                       City      State          Zip Code
------------------------------------------------------------------------------------------------------------------------------------
8. Certificate of Acceptance
   of Appointment of           I, James G. Sanford              hereby accept appointment as Resident Agent for the
   Resident Agent:               -----------------------------  above named corporation.

                               ---------------------------------------------------------      --------------------------------------
                               Authorized Signature of R.A. or On Behalf of R.A. Company      Date

                               -----------------------------------------------------------------------------------------------------

This form must be accompanied by appropriate fees. See attached fee schedule.          Nevada Secretary of State Form CORPART1999.01
                                                                                                                Revised on: 08/20/01



                                   Appendix E

                     Comparison of Certain Provisions of the
        Delaware General Corporation Law and the Nevada Revised Statutes

         The following is a comparison of certain provisions of the Delaware General Corporation Law and the General Corporation Law of Nevada ("Nevada Revised Statutes") to assist the Shareholders of the Company in making an informed decision regarding the Relocation of the Company to Nevada from Delaware. The following, while not a complete nor exhaustive analysis of each provision of the Delaware Corporation Law and the Nevada Revised Statutes, is believed to constitute a tabulation of the applicable material General Corporate Law provisions. For a complete analysis the Shareholder is directed to consult with his/her/its attorney.

                              Shareholders Meeting

====================================================================================================================================
                                                     Delaware                                         Nevada
====================================================================================================================================
Annual Meeting of               Annual Meeting shall be held for the election of    Annual meeting shall be held for the
Shareholders                    directors at a time and place as designated in      election of directors at such time and
                                the bylaws.  Any other business may be transacted   place as designated in the articles of
                                at the annual meeting upon the giving of required   incorporation or the bylaws.  Should the
                                notice.  Should the annual meeting not be held      corporation fail to elect directors within
                                within 13 months after the last annual meeting, a   18 months after the last election of
                                director or shareholder may petition the Court of   directors, one or more shareholders
                                Clemency to order an annual meeting.                holding not less than 15% of the voting
                                                                                    power may petition the district court to order
                                                                                    the election of directors. Any business in
                                                                                    addition to the election of directors may be
                                                                                    transacted at the annual meeting upon the
                                                                                    giving of required notice.
------------------------------------------------------------------------------------------------------------------------------------
Special Meeting of              Special meetings of the shareholders may be         Special meetings of shareholders may be
Shareholders                    called by the Board of Directors or by              called in accordance with the provisions
                                Shareholders as may be authorized by the            of the articles of incorporation or the
                                Company's certificate of Incorporation or the       Company's bylaws.
                                Company's bylaws.
====================================================================================================================================





                                            Officer and Director Indemnification

====================================================================================================================================
               Delaware(1)                                                                Nevada(1)
====================================================================================================================================
Permits the Company to indemnify an officer,                            Permits the Company to indemnify an officer,
director, employee or agent if such party acted in                      director, employee or agent if such party acted in
good faith and in a manner which he reasonably                          good faith and in a manner which he reasonably
believed to be in or not opposed to to the best                         believed to be in or not opposed to to the best
interest of the corporation.                                            interest of the corporation.
====================================================================================================================================


                                             Inspection of Shareholder Records

====================================================================================================================================
                                                         Delaware                                      Nevada
====================================================================================================================================
Who May Inspect                        Any Stockholder                               Any Stockholder of record for at least 6
                                                                                     months, or anyone holding at least 5% of
                                                                                     outstanding shares
------------------------------------------------------------------------------------------------------------------------------------
Allowable Purpose of                   Purpose must be reasonably related to         No purpose not in the best interest of
Inspection                             shareholder interest                          the corporation
------------------------------------------------------------------------------------------------------------------------------------
Right to Make Copies                   Yes                                           Yes
====================================================================================================================================


                                             Inspection of Financial Records

====================================================================================================================================
                                                         Delaware                                      Nevada
====================================================================================================================================
Who May Inspect                        Any Stockholder                               Any Stockholder holding or representing
                                                                                     at least 15% of the outstanding shares
------------------------------------------------------------------------------------------------------------------------------------
Exception for Publicly                                      No                                          Yes*
Traded Companies
------------------------------------------------------------------------------------------------------------------------------------
Exception if Financial                                      No                                          Yes*
Statement Provided
------------------------------------------------------------------------------------------------------------------------------------
Purpose Requirement                    Purpose reasonably related to interest        No purpose not in the best interest of
                                       as a stockholder                              the corporation
====================================================================================================================================

* This right does not apply to any corporation listed and traded on any recognized stock exchange nor do they apply to any corporation that furnishes to its Shareholders a detailed, annual financial statement.


                                                     Cumulative Voting

====================================================================================================================================
                           Delaware                                                         Nevada
====================================================================================================================================
The certificate of incorporation may provide that at all         The articles of incorporation may provide that at all
elections of directors of the corporation, or at elections       elections of directors of the corporation, or at elections
held under certain circumstances may provide for cumulative      held under certain circumstances may provide for cumulative
voting.                                                          voting.
====================================================================================================================================

----------------------
(1) The indemnification of officers, directors and employees under the Delaware Corporation Law and the Nevada Revised Statutes are substantially identical.


                                                  Super Majority Voting

====================================================================================================================================
                   Delaware                                                                      Nevada
====================================================================================================================================
Delaware allows super majority provisions to be                               Nevada allows uper majority provisions to be
included in either the certificate of incorporation or                        included in either the articles of incorporation or
bylaws.                                                                       the bylaws.
====================================================================================================================================


                                                Increase in Authorized Stock

====================================================================================================================================
                   Delaware                                                                      Nevada
====================================================================================================================================
Requires shareholder approval to amend                                        Requires shareholder approval to amend articles
certificate of incorporation.                                                 of incorporation.
====================================================================================================================================



                                                     Board Composition

====================================================================================================================================
                           Delaware                                                         Nevada
====================================================================================================================================
Composition of Board and number of Board seats may be            Composition of Board, number of Board seats and
established in the Company's Bylaws.  Staggered terms for        terms/staggered terms of directors may be established in the
directors must be approved by shareholders.                      Company's Bylaws.
====================================================================================================================================


                                                Officer and Director Liability

====================================================================================================================================
                Action                                 Delaware                                     Nevada
====================================================================================================================================
Intentional Misconduct*                                 Liable                                      Liable
------------------------------------------------------------------------------------------------------------------------------------
Knowing Violation of Law*                               Liable                                      Liable
------------------------------------------------------------------------------------------------------------------------------------
Fraud*                                                  Liable                                      Liable
------------------------------------------------------------------------------------------------------------------------------------
Improper Distributions*                                 Liable                                      Liable
------------------------------------------------------------------------------------------------------------------------------------
Breach of Duty of Loyalty*                              Liable                                    Not Liable
------------------------------------------------------------------------------------------------------------------------------------
                                            Delaware has a statutory                 Nevada has no statutory objective
                                            "standard of care" requirement           standards, potentially making it more
                                            for officer's and directors that         difficult to hold officers and directors
                                            allows the individual's                  personally liable; however there are
                                            judgment to be compared to               one or more court decisions suggesting
                                            objective standards to determine         the existence of a "business judgment
                                            liability.                               rule."
====================================================================================================================================

* The Company's Bylaws provide for the payment of a director of officer's defense if the officer or director is charged or accused with one of these actions, but the Company may be entitled to be reimbursed for its costs expended for an officer's or director's defense if the officer or director is found to have committed the action as alleged.

                                Takeover Defense

         Both Delaware and Nevada permit the Board of Directors and/or Shareholders to take action to protect the interests of a corporation and its stockholders, including, but not limited to adopting or executing plans, arrangements or instruments that deny rights, privileges or authority to a holder of a specified number of shares or a percentage of share ownership or voting power.

         The following is a comparison of the Delaware and Nevada business combination laws*:

====================================================================================================================================
                                                            Delaware                                  Nevada
====================================================================================================================================
                                                                                    Nevada Corporations with at least
                                                                                    200 stockholders and having a
                                                                                    class of voting shares registered
Covered                                       Delaware "Public"                     under Section 12 of the Securities
Corporations                                  Corporations                          Act of 1934
------------------------------------------------------------------------------------------------------------------------------------
Non-covered Corporations Can                               Yes                                       No
Opt-In
------------------------------------------------------------------------------------------------------------------------------------
Threshold of Interested                           15% of outstanding stock                 10% of outstanding stock
Stockholder Ownership
------------------------------------------------------------------------------------------------------------------------------------
Exception to 3-year Moratorium                             Yes                                       No
of 85% Acquisition
------------------------------------------------------------------------------------------------------------------------------------
Exception to 3-year Moratorium                Yes.  Allows for board approval of    Yes.  Allows for the board approval of
for Business Combinations                     the business combination prior to     the business combination prior to the
Approved by Board and                         the shareholder becoming an           shareholder becoming an interested
Disinterested Shareholders                    interested shareholder and approval   stockholder.  There is no comparable
                                              by disinterested shareholders after   provision for shareholder approval after
                                              the party becomes an interested       the party becomes an interested
                                              stockholder.                          stockholder.
------------------------------------------------------------------------------------------------------------------------------------
Post 3-year Limitations on                                  No                                      Yes
Business Combinations
------------------------------------------------------------------------------------------------------------------------------------
Competitive Bid Exemption                                   Yes                          Not specifically addressed.
====================================================================================================================================


* A business combination is defined by ss.203 of the Delaware Corporation Law and ss.78.416 of the Nevada Revised Statutes to mean, generally a merger or consolidation of the corporation or any direct or indirect majority owned subsidiary of the corporation with an interested stockholder or one that is caused by the interested stockholder; any transaction, sale, lease, exchange, mortgage, transfer or pledge of assets of the corporation to or with the interested stockholder; or a transaction with an entity owned by the interested shareholder. (For a more complete definition and discussion a shareholder is directed to the actual text of the relevant statutes.)


                                                      Taxes(1)

====================================================================================================================================
                                                        Delaware                                     Nevada
====================================================================================================================================
            Franchise Tax                                 Yes                                          No
====================================================================================================================================


---------------
(1) Since the Company does no business in Delaware, it does not pay corporate income tax in Delaware. Delaware does have a corporate tax rate of 8.7% of those revenues earned in Delaware while Nevada has no corporate tax. The Company also is not doing business in Nevada.

                                      PROXY
                          DALECO RESOURCES CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF                           The undersigned hereby appoints Dov Amir
THE BOARD OF DIRECTORS.                                        and Gary Novinskie, and each of them,
                                                               jointly and severally, proxies with full
                                                               power of substitution to vote, as
                                                               designated below, all shares of Stock which
                                                               the undersigned is entitled to vote at the
                                                               Annual Meeting of Stockholders of Daleco
PLEASE CHECK HERE IF YOU PLAN TO                               Resources Corporation to be held on February
ATTEND THE ANNUAL MEETING.        |_|                          28, 2002, or any adjournment thereof.

PLEASE  MARK, SIGN, DATE AND RETURN                            DATED: ________________________________, 2002
PROMPTLY IN THE ENCLOSED ENVELOPE.
                                                               _____________________________________________

                                                               _____________________________________________

                                                               _____________________________________________
NAME AND ADDRESS
(PLACE LABEL HERE)                                             _____________________________________________
                                                                               (SIGNATURE)





IMPORTANT:        Please sign on the signature line exactly as your name is
                  printed on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized partner.

If instructions are not given in the spaces provided, the shares represented by this Proxy, duly executed, will be voted (i) in favor of Management's Proposal for the election of Directors named in Proposal No. 1; (ii) in favor of Management's Proposal to increase the authorized shares of Common Stock of the Company from 20,000,000 to 50,000,000, par value $.01; (iii) in favor of Management's Proposals to change the State of incorporation of the Company from the State of Delaware to the State of Nevada through the merge of the Company with a newly formed Nevada Company; (iv) in favor of the appointment of Jay Shapiro, CPA or such other accounting firm as recommended by the Audit Committee of the Board of Directors as the Company's independent accountants and (v) in the discretion of the persons appointed proxies hereby as to any other business that may properly come before the meeting and any adjournment thereof in Proposal 5, all as set forth on the reverse side hereof.

       MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING MANAGEMENT PROPOSALS


1.       Election of DIRECTORS:

         FOR ALL NOMINEES /__/                                                        AGAINST ALL NOMINEES /__/; or

                  Dov Amir                  FOR /__/            AGAINST /__/               ABSTAIN /__/

                  Gary J. Novinskie         FOR /__/            AGAINST /__/               ABSTAIN /__/

                  C. Warren Trainor         FOR /__/            AGAINST /__/               ABSTAIN /__/

                  Robert E. Martin          FOR /__/            AGAINST /__/               ABSTAIN /__/

                  Leon Prince               FOR /__/            AGAINST /__/               ABSTAIN /__/

                  Robert Graustein          FOR /__/            AGAINST /__/               ABSTAIN /__/


2. Increase in the authorized shares of Common Stock of the Company from 20,000,000 to 50,000,000, par value $.01.

                  FOR /__/      AGAINST /__/        ABSTAIN /__/

3. To change the State of Incorporation of the Company from the State of Delaware to the State of Nevada through the merger of the Company with a newly formed Nevada company.

                  FOR /__/      AGAINST /__/        ABSTAIN /__/

4. The ratification of Jay J. Shapiro, CPA or such other accounting firm as recommended by the Audit Committee of the Board of Directors as the Company's Independent accountants.

                  FOR /__/      AGAINST /__/        ABSTAIN /__/

5. In their discretion, the Proxies are authorized to vote upon such other business so may properly come before the meeting or any adjournment thereof.

                  FOR /__/      AGAINST /__/        ABSTAIN /__/